                 As filed with the Securities and   Registration No. 333-24349

                 Exchange Commission on February 28, 2001.            811-08163


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                           Pre-Effective Amendment No.                       [ ]

                          Post-Effective Amendment No. 3                     [X]


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                   ACT OF 1940                               [ ]

                                  Amendment No. 5                            [X]


                        (Check appropriate box or boxes)

                            ------------------------


                           MERCURY HW VARIABLE TRUST
                  (formerly Hotchkis and Wiley Variable Trust)


               (Exact name of registrant as specified in charter)

 725 South Figueroa Street, Suite 4000
        Los Angeles, California                                      90017-5400
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's Telephone Number, including Area Code (213) 430-1000



                               TURNER SWAN, Esq.

                     725 South Figueroa Street, Suite 4000
                       Los Angeles, California 90017-5400
                     (Name and address of Agent for Service)

         Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on April 30, 2001 pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered...............Shares of Beneficial Interest

                     Mercury HW International Value VIP Portfolio


                                           [ARTWORK]


                This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.



                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       PROSPECTUS - April 30, 2001

Table of Contents



                                                             PAGE
[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW International Value VIP Portfolio......    2
Risk/Return Bar Chart.......................................    4

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    5
Investment Risks............................................    5
Statement of Additional Information.........................    9

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
How to Buy and Redeem Shares................................   10
Dividends and Taxes.........................................   11

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   13
Financial Highlights........................................   14

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover



MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.



COMMON STOCK -- securities representing shares of ownership of a corporation.



PREFERRED STOCK -- class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.



CONVERTIBLE SECURITIES -- fixed-income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.



PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share. YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.



PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.



[GLOBE ICON]   Fund Facts


ABOUT THE MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?



The Fund's investment objective is to seek current income and long-term growth of income, accompanied by growth of capital.



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?



The Fund invests primarily in stocks of companies in developed countries located outside the U.S. The Fund may purchase COMMON STOCK, PREFERRED STOCK and CONVERTIBLE SECURITIES. Normally, the Fund invests at least 80% of its total assets in stocks that pay dividends.



In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:


      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. These changes may occur because a particular stock or stock market in which the Fund invests is rising or falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.



The Fund's value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the MSCI EAFE Index. Also, the return of the Fund will not necessarily be similar to the return of the MSCI EAFE Index.


 2


MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

[GLOBE ICON]  Fund Facts


In addition, because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the Fund's securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities.



An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


See "Investment Risks" for more information about the risks associated with the Fund.

The Fund is an investment for variable annuity contracts and variable life insurance contracts offered by separate accounts of insurance companies that have contracts with the Fund ("Participating Insurance Companies"). The Fund intends to operate in compliance with current state insurance laws and regulations regarding such things as its concentration of investments and purchase and sale of futures contracts, and this may impose limits on portfolio management.


WHO SHOULD INVEST?



The Fund may be an appropriate investment for you if you:



      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.



      - Are seeking to diversify a portfolio of equity securities to include foreign securities.



      - Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities.



      - Want a professionally managed and diversified portfolio.



      - Are willing to accept the risk that the value of your investment may decline in order to seek current income and long-term growth of income, accompanied by growth of capital.


MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO                                   3

[GLOBE ICON]  Fund Facts


RISK/RETURN BAR CHART

--------------------------------------------------------------------------------


The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Fund and by showing how the Fund's average annual total returns for 1 year and for the life of the Fund (which is less than 5 years) compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The bar chart and table do not reflect insurance-related fees and expenses which, if reflected, would lower the returns shown below. The Investment Adviser has agreed to limit the annual expenses of the Fund to no more than 1.35% of its average net assets.


1999                                                                             21.68%
2000                                                                              2.85%


During the period shown in the bar chart, the highest return for a quarter was 11.38% (quarter ended June 30, 1999) and the lowest return for a quarter was -4.71% (quarter ended September 30, 2000).



                AVERAGE ANNUAL TOTAL RETURNS                    PAST        SINCE
         (FOR THE PERIODS ENDED DECEMBER 31, 2000)            ONE YEAR    INCEPTION
-----------------------------------------------------------------------------------
 INTERNATIONAL VALUE VIP PORTFOLIO                               2.85%     7.27%(1)
 MSCI EAFE INDEX                                               -13.96%     4.91%(2)
-----------------------------------------------------------------------------------



The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI
EAFE) is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.



(1) Since June 10, 1998.



(2) Since June 1, 1998.


 4                              MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

ABOUT THE PORTFOLIO MANAGERS -- Sarah Ketterer is a managing director of the Investment Adviser and has served as portfolio manager of the Fund since it began in June 1998. Before joining the Investment Adviser, Ms. Ketterer was with Bankers Trust Company as an associate from 1987 to 1990 and a financial analyst with Dean Witter Reynolds from 1983 to 1985.



Harry Hartford is a managing director of the Investment Adviser and has served as a portfolio manager of the Fund since it began in June 1998. Before joining the Investment Adviser, Mr. Hartford was with the Investment Bank of Ireland (now Bank of Ireland Asset Management) as a senior manager of International and Global Equities from 1985 to 1994.



[MAGNIFYING GLASS ICON]   About the Details


HOW THE FUND INVESTS

--------------------------------------------------------------------------------

The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.

The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets and invests at least 80% of its total assets in stocks that pay dividends.


In addition to these principal investments, the Fund also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.



MONEY MARKET INVESTMENTS



To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.



TEMPORARY DEFENSIVE INVESTMENTS



The Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.


The Fund's principal risks are listed below:


MARKET AND SELECTION RISK


Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.



MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO                                   5

[MAGNIFYING GLASS ICON]  About the Details



ABOUT THE PORTFOLIO MANAGERS (CONTINUED) -- James Doyle is a vice president of the Investment Adviser and has served as a portfolio manager of the Fund since January 8, 2001. He has been an investment professional with the Investment Adviser since 1997. From 1992 to 1995, Mr. Doyle was a financial analyst at LaSalle Partners, a real estate investment firm.



ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.



ABOUT THE SUBADVISERS -- Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited are subadvisers to the Fund and provide investment research, recommendations and other investment-related services.


FOREIGN MARKET RISK

Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the U.S. This is because stocks traded in foreign markets have often (though not always) performed differently than stocks in the U.S. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks:


      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those

 6


MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

[MAGNIFYING GLASS ICON]  About the Details


        exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's foreign holdings.


EUROPEAN ECONOMIC AND MONETARY UNION (EMU)



A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.



The Fund also may be subject to the following risks:


CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like


MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO                                   7

[MAGNIFYING GLASS ICON]  About the Details


regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


DEBT SECURITIES



Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.



WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS



When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.



DERIVATIVES



The Fund also may invest in derivatives including forward currency contracts and options. Derivatives may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including:


      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that

MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

[MAGNIFYING GLASS ICON]  About the Details


        involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.



MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO                                   9

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.



[CHECKMARK ICON]   Account Choices

HOW TO BUY AND REDEEM SHARES
--------------------------------------------------------------------------------

Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. You should refer to the prospectus or private placement memorandum ("prospectus") of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for the applicable contract or policy and how to redeem money from the applicable contract or policy.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Participating Insurance Companies' prospectuses) to be effected on that day under variable annuity contracts and variable life insurance policies. Orders received by the Fund are processed on business days only. The Fund prices orders for the purchase of shares at the NET ASSET VALUE per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next business day. The Fund prices redemptions at the net asset value per share next calculated after receipt in proper form of a redemption request by the Fund or its designee. The separate account of a Participating Insurance Company is a designee of the Fund for receipt of purchase and redemption orders. Receipt by a Participating Insurance Company is receipt by the Fund, so long as the Fund receives timely notice of the order by the next business day. Separate accounts must transmit purchase and redemption orders promptly. The Fund pays redemptions within seven days after the request is received. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Fund does not charge any sales charges or redemption fees. Participating Insurance Companies may charge mortality and expense risk fees and other charges under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.


Shares of the Funds are sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. The Fund currently does not foresee any disadvantages

MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

[CHECKMARK ICON]  Account Choices



DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.


to the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies arising from the fact that interests of such holders may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund pays income DIVIDENDS, if any, yearly.

The Fund pays distributions of any net realized short-term gains and any net capital gains at least annually.

See the prospectuses for variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for additional information.

TAXES

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes to its shareholders at least 90% of its net investment income earned in the fiscal year.


A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests in the Code and U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. A failure of the Fund to qualify as a regulated investment company or to meet these conditions and to comply with these tests could



MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO                                  11

[CHECKMARK ICON]  Account Choices


cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of their contracts or policies during the year (including the annual costs of life insurance, if any, provided under such policies).

The terms of the variable annuity or variable life insurance plan through which you invest and the tax rules governing such annuities and plans govern the tax consequences of an investment in the Fund. Please refer to the prospectus for the variable annuity or variable life insurance plan through which you are investing.

MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

[MANAGEMENT TEAM ICON]   The Management Team


MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------


Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended December 31, 2000, the Fund paid the Investment Adviser or an affiliate of the Investment Adviser a management fee at the annual rate of 0.75% of the average daily net assets of the Fund.



The Investment Adviser was organized as an investment adviser in 1977 and offers
investment advisory services to more than   registered investment companies. The
Investment Adviser and its affiliates had approximately $   billion in
investment company and other portfolio assets under management as of       ,
2001.



Although not required to do so, the Investment Adviser has agreed to limit the regular annual operating expenses of the Fund to no more than 1.35% of its average net assets. The Investment Adviser has agreed to these expense limits through April 30, 2002 and will thereafter give shareholders prior notice if this policy will change.



The Investment Adviser may pay administrative service fees to Participating Insurance Companies. The Investment Adviser also is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.



The Investment Adviser has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited, 33 King William Street, London, England EC4R 9AS, and Merrill Lynch Asset Management U.K. Limited, Ropemaker Place, 25 Ropemaker Street, London, England E2Y 9LY, affiliated investment advisers that are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services. There is no increase in the aggregate fees paid by the Fund for these services.



The Fund is a series of Mercury HW Variable Trust, formerly known as Hotchkis and Wiley Variable Trust. The Fund was formerly called the International VIP Portfolio.



MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO                                  13

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions, but excluding insurance-related fees and expenses). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.



                                                               FOR THE YEAR ENDED        FOR THE PERIOD
                                                                  DECEMBER 31,          JUNE 10, 1998(1)
                                                              ---------------------     TO DECEMBER 31,
INCREASE (DECREASE) IN                                                                        1998
NET ASSET VALUE:                                                2000         1999       ----------------
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.52     $   9.52         $  10.00
--------------------------------------------------------------------------------------------------------
Investment income -- net                                           .22          .15              .04
--------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net          .10         1.91             (.48)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                   .32         2.06             (.44)
--------------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                                         (.11)        (.06)            (.04)
 Realized gain on investments -- net                              (.05)          --               --
--------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 (.16)        (.06)            (.04)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.68     $  11.52         $   9.52
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
--------------------------------------------------------------------------------------------------------
Based on net asset value per share                                2.85%       21.68%           (4.38%)++
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------
Expenses                                                           .93%        1.01%            1.05%+
--------------------------------------------------------------------------------------------------------
Investment income -- net                                          2.20%        1.63%            1.09%+
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $356,292     $284,834         $289,135
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  39%          71%              24%
--------------------------------------------------------------------------------------------------------



(1) Commencement of operations.



(*)  Total investment return excludes insurance-related fees and expenses.



(+)  Annualized.



(++)  Aggregate total investment return.



 14                          MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

                                               FUND
                                               Mercury HW International Value VIP
                                               Portfolio
                                               of Mercury HW Variable Trust
                                               725 South Figueroa Street, Suite 4000
                                               Los Angeles, California 90017-5400
                                               (800-236-4479)

                                               INVESTMENT ADVISER
                                               Administrative Offices:
                                               725 South Figueroa Street
                                               Suite 4000
                                               Los Angeles, California 90017-5400

                                               TRANSFER AGENT
                                               Financial Data Services, Inc.
                                               Administrative Offices:
                                               4800 Deer Lake Drive East
                                               Jacksonville, Florida 32246-6484
                                               Mailing Address:
                                               P.O. Box 41621
                                               Jacksonville, Florida 32232-1621
                                               (800-236-4479)

                                               INDEPENDENT AUDITORS
                                               PricewaterhouseCoopers LLP
                                               100 E. Wisconsin Ave., Suite 1500
                                               Milwaukee, Wisconsin 53202

                                               DISTRIBUTOR
                                               FAM Distributors, Inc.
                                               P.O. Box 9081
                                               Princeton, New Jersey 08543-9081

                                               CUSTODIAN
                                               Brown Brothers Harriman & Co.
                                               40 Water Street
                                               Boston, Massachusetts 02109-3661

                                               COUNSEL
                                               Gardner, Carton & Douglas
                                               321 North Clark Street
                                               Chicago, Illinois 60610-4795

SHAREHOLDER REPORTS


Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.



The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call the Transfer Agent at 1-800-236-4479.


STATEMENT OF ADDITIONAL INFORMATION


The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.



YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.


Investment Company Act File #811-08163.


CODE #MHWV-P-2030-0401

(C) Mercury Advisors


       [TELEPHONE ICON]   To Learn More


                                           Mercury HW


                                           International Value

                                           VIP Portfolio

                                           [ARTWORK]

                                            PROSPECTUS - April 30, 2001

                                   PROSPECTUS

                                 APRIL 30, 2001



                                   MERCURY HW

                                 VARIABLE TRUST


The Fund is a portfolio of Mercury HW Variable Trust. It is an investment for variable annuity contracts and variable life insurance contracts issued by insurance companies that have contracts with the Fund. Shares of the Fund are not currently being offered, except for purchases through automatic purchase plans, since the Board of Trustees has decided to terminate the Fund as of April 30, 2001, or the soonest reasonably practicable date thereafter.



MERCURY LOW DURATION VIP PORTFOLIO


Seeks to maximize total return, consistent with preservation of capital. The Fund invests in bonds of varying maturities with a portfolio duration of one to three years.

The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy of this Prospectus. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

KEY FACTS..............................................     3
INVESTMENT OBJECTIVE AND POLICIES......................     5
INVESTMENT RISKS.......................................     9
THE ADVISOR AND PORTFOLIO MANAGERS.....................    13
HOW TO BUY AND REDEEM SHARES...........................    14
DIVIDENDS AND TAXES....................................    15
FINANCIAL HIGHLIGHTS...................................    16
INFORMATION ABOUT THE FUND.........................back cover

                                   KEY FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND MAIN STRATEGIES

This section highlights important information about the Fund. Use this summary to compare the Fund to other mutual funds that fund a portion of a variable annuity or insurance contract. More detailed information follows the summary.

The Fund invests in a diversified portfolio of bonds of different maturities, including U.S. Government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund's duration is from one to three years. Duration is a measure of how much the price of a bond would change compared to a change in market interest rates. Duration is discussed further on page 5.

                                                     LOW DURATION VIP PORTFOLIO
------------------------------------------------------------------------------------------------
OBJECTIVE                           - maximize total return
                                    - preserve capital

MAIN STRATEGIES
  CREDIT QUALITY                    - at least 70% in A rated or better;
                                      up to 30% rated BBB/Baa;
                                      up to 10% rated below investment grade, none below B

  DURATION                          - 1-3 years

MAIN RISKS


As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of bonds goes down. The value of the Fund's shares also may be affected by market conditions and economic or political developments. The longer the duration of the Fund, the more the Fund's price will go down if interest rates go up. If the value of the Fund's investments goes down, you may lose money.


The Fund invests in mortgage-backed and asset-backed securities. In addition to normal bond risks, these securities are subject to prepayment risk.

The Fund invests in "junk" bonds, which have more credit risk and tend to be less liquid than higher-rated securities.

See "Investment Risks" for more information about the risks associated with the Fund.

The Fund is an investment for variable annuity contracts and variable life insurance contracts offered by separate accounts of insurance companies that have contracts with the Fund ("Participating Insurance Companies"). The Fund intends to operate in compliance with current state insurance laws and regulations regarding such things as its concentration of investments and purchase and sale of futures contracts, and this may impose limits on portfolio management.

THE FUND'S PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for 1 year and the life of the Fund (which is less than 5 years) compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The bar chart and table do not reflect insurance-related fees and expenses which, if reflected, would lower the returns shown below. In addition, the investment advisor has agreed to limit the annual expenses of the Fund to no more than 0.58% of its average net assets. If the investment advisor had not agreed to limit expenses, the returns shown below would be lower.


                           LOW DURATION VIP PORTFOLIO
Total
Return

1999                                                          2.80%
2000                                                          7.21%


Best quarter: 2.40% (4th Quarter of 2000).


Worst quarter: 0.55% (2nd Quarter of 1999).



------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                            LIFE
  (FOR THE PERIODS ENDED DECEMBER 31, 2000)                         1 YEAR              3/18/98
------------------------------------------------------------------------------------------------------
  Low Duration VIP Portfolio                                        7.21%                5.12%
------------------------------------------------------------------------------------------------------
  Merrill Lynch 1-3 Year U.S. Treasury Note Index                   8.00%                5.92%
------------------------------------------------------------------------------------------------------


This chart compares the Low Duration VIP Portfolio's performance with the returns of the Merrill Lynch 1-3 Year U.S. Treasury Note Index, an unmanaged index of U.S. Treasury securities with maturities of one to three years which are guaranteed as to the timely payment of interest and principal by the U.S. Government. The Fund owns securities not reflected in the Index or guaranteed.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is to MAXIMIZE TOTAL RETURN, consistent with CAPITAL PRESERVATION. The Fund invests in bonds with a portfolio duration of one to three years. The total rate of return for this Fund is expected to rise and fall less than a longer duration bond fund.

TYPES OF INVESTMENTS

The Fund seeks to achieve its objective by investing mainly in investment grade, interest-bearing securities of varying maturities. These include:

- U.S. Government securities
- preferred stocks
- mortgage-backed and other asset-backed securities
- corporate bonds
- bonds that are convertible into stocks
- bank certificates of deposit, fixed time deposits and bankers' acceptances
- repurchase agreements, reverse repurchase agreements and dollar rolls
- obligations of foreign governments or their subdivisions, agencies and instrumentalities
- obligations of international agencies or supra-national entities
- municipal bonds

RATINGS LIMITATIONS

- at least 70% of total assets rated at least A or, if short-term, the second highest quality grade, by a major rating agency
- up to 30% of total assets rated Baa by Moody's Investors Service or BBB by Standard & Poor's
- up to 10% of total assets rated below investment grade, but none below B
- can invest in unrated securities if the Advisor believes them to be of comparable quality

After the Fund buys a security, it may be given a lower rating or stop being rated. This will not require the Fund to sell it, but the Advisor will consider the change in rating in deciding whether to keep the security.

MATURITY AND DURATION REQUIREMENTS

Maturity. The EFFECTIVE MATURITY of a bond is the weighted average period over which principal is expected to be repaid. STATED MATURITY is the date when the issuer is scheduled to make the final payment of principal. Effective maturity is different than stated maturity because it estimates the effect of expected principal prepayments and call provisions.

Duration. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any bond with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a bond, the longer the duration. The higher the stated or coupon rate of interest of a bond, the shorter the duration. The calculation of duration is based on estimates.

Duration is a tool to measure interest rate risk. Assuming a 1% change in interest rates and the duration shown below, the Fund's price would change as follows:

        FUND                 DURATION                  CHANGE IN INTEREST RATES
        ----                 --------                  ------------------------
Low Duration VIP               2 yrs.        1% decline [arrow right] 2% gain in Fund
                                             price
                                             1% rise [arrow right] 2% decline in Fund
                                             price

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the price of the Fund and may correlate with changes in interest rates. These factors can increase swings in the Fund's share prices during periods of volatile interest rate changes.

FOREIGN BONDS

The Fund may invest in foreign bonds as follows:
- up to 25% of total assets in foreign bonds that are denominated in U.S.
  dollars
- up to 15% of total assets in foreign bonds that are not denominated in U.S. dollars
- up to 15% of total assets in emerging market foreign bonds

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher mark ups and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

TYPES OF SECURITIES USED IN PRINCIPAL STRATEGIES

U.S. GOVERNMENT SECURITIES

The Fund can invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the U.S. Treasury, like Treasury bills, certificates of indebtedness, notes, bonds and parts of notes or bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Mortgage Association ("Freddie Mac"), Federal Financing Bank, and Student Loan Marketing Association ("Sallie Mae").

Treasury securities are backed by the full faith and credit of the U.S. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the agency to borrow from the Treasury. Others are supported only by the credit of the agency and not by the Treasury. If the securities are not backed by the full faith and credit of the U.S., the owner must look mainly to the agency issuing the obligation for repayment.

CORPORATE BONDS

The Fund can invest in corporate bonds. These include variable and floating rate bonds and corporate commercial paper.

The Fund can invest in structured debentures and structured notes, which are hybrid instruments with characteristics of both bonds and swap agreements. The prices of structured debentures and structured notes can be more volatile than and are often not correlated to other bonds.

The Fund can invest in inverse floaters and tiered index bonds. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates.

ASSET-BACKED SECURITIES

The Fund can invest in securities whose principal and interest payments are backed by various types of assets, including automobile loans, credit card loans, and home equity loans.

MORTGAGE-BACKED SECURITIES

The Fund can invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs").

OTHER STRATEGIES

The Fund uses certain other investment strategies:

- REPURCHASE AGREEMENTS: the Fund can enter into repurchase agreements involving U.S. Government securities with commercial banks or broker-dealers. This is a method of short-term investment of cash where the Fund would buy securities from a bank or broker-dealer and sell them back a short time later (usually overnight) for a slightly higher price. The Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked-to-market daily. But if the person obligated to repurchase from the Fund defaults, there may be possible delays and expenses in liquidating the securities, a decline in their value and loss of interest income.

- MUNICIPAL BONDS: the Fund can invest in municipal bonds issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their agencies and instrumentalities. These include general obligation bonds, revenue bonds and private activity bonds.

- REAL ESTATE INVESTMENT TRUSTS: the Fund can invest in securities of real estate investment trusts or REITs.

- DERIVATIVES: the Fund may use "derivatives," whose performance is derived from the performance of an underlying asset. The Fund may use derivatives to hedge against changes in foreign currency exchange rates or securities prices; for liquidity; or as part of its overall investment strategies. Types of derivatives that the Fund may use include futures contracts, forward contracts, swap agreements and options. Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk. The Fund will mark liquid assets as segregated or enter offsetting positions to cover its obligations, if any, under futures contracts, forward contracts, swap agreements and options to avoid leveraging the Fund.

- BORROW MONEY: the Fund can borrow up to 10% of the value of its total assets. The Fund can enter into reverse repurchase agreements in which the Fund sells securities and agrees to buy them back for a fixed price at a later date. The Fund also can use dollar rolls in which the Fund sells securities for delivery in the current month while agreeing to buy very similar securities at a later date from the same party. Reverse repurchase agreements and dollar rolls involve leverage and are treated as borrowings by the Fund.

- LEND SECURITIES: the Fund can lend up to 33 1/3% of the value of its total assets.

- SHORT SALES AGAINST-THE-BOX: the Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

- WHEN-ISSUED or DELAYED DELIVERY: the Fund can buy securities on a when-issued or delayed delivery basis. The Fund will mark liquid assets as segregated in an amount equal to the when-issued securities.

- CORPORATE LOANS: the Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

- ILLIQUID INVESTMENTS: the Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value. Illiquid securities and restricted securities involve liquidity risk, market risk and selection risk.

  - restricted securities: Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may have no active trading market.

    Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, the Fund will not be able to sell the security.

  - 144A: Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue. Under policies adopted by the Trustees, Rule 144A securities with active trading markets are considered liquid.

                                INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the U.S. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the U.S. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

- The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

- Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

- The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

- Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

- Because there are generally fewer investors in foreign bonds and a smaller number of bonds traded each day, it may be difficult for the Fund to buy and sell foreign bonds. In addition, prices of foreign bonds may go up and down more than prices of bonds traded in the U.S.

- Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

- The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

- The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

- International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's foreign holdings.

- If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding by which the Fund would be able to collect amounts owed by a foreign government.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

- If the transition to euro, or EMU as a whole, does not take effect as planned.

- If a participating country withdraws from EMU.

- If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

ADDITIONAL BOND RISKS

- MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated. Prepayment reduces the yield to maturity and average life of the mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

  Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

  Mortgage-backed securities are issued by Federal government agencies like Ginnie Mae, Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. This means that such securities have very little credit risk. Other mortgage-backed securities are issued by private corporations rather than Federal agencies. Private mortgage-backed securities have credit risk as well as prepayment risk and extension risk.

  Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

- ASSET-BACKED SECURITIES -- Like traditional bonds, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

- CREDIT RISK -- Credit risk is the risk that the issuer of bonds will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds.

- INTEREST RATE RISK -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than do prices of shorter term securities.

- CALL AND REDEMPTION RISK -- Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

- JUNK BONDS -- Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated bonds that the Fund's Advisor believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated bonds. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated bonds. Junk bonds involve credit risk, market risk, selection risk and liquidity risk.

- WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD
  COMMITMENTS -- When-issued, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price. When-issued and delayed-delivery securities and forward commitments involve market risk, selection risk and leverage risk.

- VARIABLE RATE DEMAND OBLIGATIONS -- Variable rate demand obligations are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond's maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, the Fund may be adversely affected. In addition, these securities are subject to credit risk.

- INDEXED AND INVERSE FLOATING RATE SECURITIES -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

- SOVEREIGN DEBT -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

- CORPORATE LOANS -- Corporate loans are subject to the risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans and the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

RISKS OF DERIVATIVES

Derivatives involve the following risks:

- CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

- CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

- LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

- LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

- INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Please see the Statement of Additional Information (SAI) for detailed information regarding the types of derivatives that can be used by the Fund and the risks associated with these instruments.

                       THE ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

THE ADVISOR


Mercury Advisors, the Fund's Advisor, 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, manages the Fund's investments under the overall supervision of the Board of Trustees. The Advisor has the responsibility for making all investment decisions for the Fund. For the fiscal year ended December 31, 2000, the Fund paid the Advisor or an affiliate of the Advisor a management fee at the annual rate of 0.46% of the average daily net assets of the Fund.



The Advisor was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Advisor
and its affiliates had approximately $     billion in investment company and
other portfolio assets under management as of             , 2001.



The Advisor has agreed to waive fees and make reimbursements so that the regular annual operating expenses of the Fund will not exceed 0.58% of its average net assets. The Advisor has agreed to continue this expense limit through the Fund's liquidation.


The Advisor may pay administrative service fees to Participating Insurance Companies. The Advisor also is allowed to allocate brokerage based on sales of shares of funds managed by the Advisor but has not done so.


The Fund is a series of Mercury HW Variable Trust, formerly known as Hotchkis and Wiley Variable Trust.

PORTFOLIO MANAGERS


The portfolio managers who have responsibility for the day-to-day management of the Fund are Michael Sanchez and John Queen. Each has served as portfolio manager for the Fund since its inception. Mr. Sanchez joined the Advisor in August 1996. Before joining the Advisor, Mr. Sanchez was with Provident Investment Counsel as a Senior Vice President and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as a Director of Fixed Income Investments from 1988 to 1991. Mr. Queen joined the Advisor in 1997. Before joining the Advisor, Mr. Queen was associated with The Capital Group as a member of an analyst team responsible for $8 billion in fixed-income assets.


                          HOW TO BUY AND REDEEM SHARES
--------------------------------------------------------------------------------

Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. You should refer to the prospectus or private placement memorandum ("prospectus") of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for the applicable contract or policy and how to redeem money from the applicable contract or policy.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Participating Insurance Companies' prospectuses) to be effected on that day under variable annuity contracts and variable life insurance policies. Orders received by the Fund are processed on business days only. The Fund prices orders for the purchase of shares at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next business day. The Fund prices redemptions at the net asset value per share next calculated after receipt in proper form of a redemption request by the Fund or its designee. The separate account of a Participating Insurance Company is a designee of the Fund for receipt of purchase and redemption orders. Receipt by a Participating Insurance Company is receipt by the Fund, so long as the Fund receives timely notice of the order by the next business day. Separate accounts must transmit purchase and redemption orders promptly. The Fund pays redemptions within seven days after the request is received. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Fund does not charge any sales charges or redemption fees. Participating Insurance Companies may charge mortality and expense risk fees and other charges under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

Shares of the Fund are sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies arising from the fact that interests of such holders may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies, the Participating

Insurance Companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund pays income dividends, if any, monthly.

The Fund pays distributions of any net realized short-term gains and any net capital gains at least annually.

See the prospectuses for variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for additional information.

TAXES


The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income taxes on its distributed net investment income and capital gains, if any, realized during any fiscal year in which it distributes to its shareholders at least 90% of its net investment income earned in the fiscal year.


A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests in the Code and U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. A failure of the Fund to qualify as a regulated investment company or to meet these conditions and to comply with these tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of their contracts or policies during the year (including the annual costs of life insurance, if any, provided under such policies).

The terms of the variable annuity or variable life insurance plan through which you invest and the tax rules governing such annuities and plans govern the tax consequences of an investment in the Fund. Please refer to the prospectus for the variable annuity or variable life insurance plan through which you are investing.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the periods since it began operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions, but excluding insurance-related fees and expenses). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the SAI and the Fund's annual report, which are available upon request. Further performance information is contained in the annual report.



                                                              For the Year Ended
                                                                                     For the Period
LOW DURATION VIP PORTFOLIO
                                                                 December 31,
                                                              ------------------   March 18, 1998+ to
INCREASE (DECREASE) IN NET ASSET VALUE:                        2000       1999     December 31, 1998
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......................  $ 9.72     $ 9.98          $10.00
                                                              ------     ------          ------
  Investment income -- net..................................     .61        .54             .46
  Realized and unrealized gain (loss) on
    investments -- net......................................     .07       (.27)           (.03)
                                                              ------     ------          ------
  Total from investment operations..........................     .68        .27             .43
                                                              ------     ------          ------
  Less dividends from investment income -- net..............    (.63)      (.53)           (.45)
                                                              ------     ------          ------
  Net asset value, end of period............................  $ 9.77     $ 9.72          $ 9.98
                                                              ------     ------          ------
TOTAL INVESTMENT RETURN:**
  Based on net asset value per share........................    7.21%      2.80%           4.40%++
                                                              ------     ------          ------
RATIOS TO AVERAGE NET ASSETS:
  Expenses, net of reimbursement............................     .58%       .58%            .58%*
                                                              ------     ------          ------
  Expenses..................................................    3.09%      4.00%           5.56%*
                                                              ------     ------          ------
  Investment income -- net..................................    6.26%      5.32%           5.45%*
                                                              ------     ------          ------
SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................  $1,580     $1,701          $1,724
                                                              ------     ------          ------
  Portfolio turnover........................................     222%       140%            296%
                                                              ------     ------          ------



 * Annualized.



**Total investment return excludes insurance-related fees and expenses. The
  Fund's Advisor waived its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.



 + Commencement of operations.



 ++ Aggregate total investment return.

                     (This page intentionally left blank.)

                                   MERCURY HW


                                 VARIABLE TRUST


                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                         LOS ANGELES, CALIFORNIA 90017

                                  800-236-4479

                           INFORMATION ABOUT THE FUND

Please read this Prospectus before you invest in the Fund. Keep the Prospectus for future reference. You can get additional information about the Fund in:

- Statement of Additional Information (SAI) (incorporated by reference into -- legally a part of -- this Prospectus)

- Annual Report (contains a discussion of market conditions and investment strategies that affected Fund performance)

- Semi-annual Report

To get this information free of charge or for shareholder questions, contact:

                           The Fund's transfer agent
                                 (800) 236-4479

                       Securities and Exchange Commission
                            Public Reference Section
                           Washington, DC 20549-0102

- call 1-202-942-8090 for information on the Commission's Public Reference Room, where documents can be reviewed and copied

- the information is available at the SEC's Internet site on the EDGAR Database at http://www.sec.gov

- copies of the information retrievable from the SEC's Internet site are available for a fee by writing to the SEC's Public Reference Section or by electronic request at publicinfo@sec.gov

   You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

                   Investment Company Act File No. 811-08163


                            Code # MHWV-P-2070-0401

                                   PROSPECTUS


                                 APRIL 30, 2001



                                   MERCURY HW


                                 VARIABLE TRUST


--------------------------------------------------------

              ---------------------------------------------------


                              Mercury Low Duration

                                 VIP Portfolio
              ---------------------------------------------------
--------------------------------------------------------

                                   PROSPECTUS

                                 APRIL 30, 2001



                                   MERCURY HW


                                 VARIABLE TRUST



The Fund is a portfolio of Mercury HW Variable Trust. It is an investment for variable annuity contracts and variable life insurance contracts issued by insurance companies that have contracts with the Fund. Shares of the Fund are not currently being offered, except for purchases through automatic purchase plans, since the Board of Trustees has decided to terminate the Fund as of April 30, 2001, or the soonest reasonably practicable date thereafter.



MERCURY TOTAL RETURN BOND VIP PORTFOLIO


Seeks to maximize long-term total return. The Fund invests in bonds of varying maturities with a portfolio duration of two to eight years.

The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy of this Prospectus. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


KEY FACTS..............................................     3
INVESTMENT OBJECTIVE AND POLICIES......................     4
INVESTMENT RISKS.......................................     8
THE ADVISOR AND PORTFOLIO MANAGERS.....................    12
HOW TO BUY AND REDEEM SHARES...........................    13
DIVIDENDS AND TAXES....................................    14
FINANCIAL HIGHLIGHTS...................................    15
INFORMATION ABOUT THE FUND.........................back cover

                                   KEY FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND MAIN STRATEGIES

This section highlights important information about the Fund. Use this summary to compare the Fund to other mutual funds that fund a portion of a variable annuity or insurance contract. More detailed information follows the summary.

The Fund invests in a diversified portfolio of bonds of different maturities, including U.S. Government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund's duration is from two to eight years. Duration is a measure of how much the price of a bond would change compared to a change in market interest rates. Duration is discussed further on page 4.

                                                  TOTAL RETURN BOND VIP PORTFOLIO
------------------------------------------------------------------------------------------------
OBJECTIVE                           - maximize long-term total
                                      return

MAIN STRATEGIES
  CREDIT QUALITY                    - at least 85% investment grade;
                                      up to 15% rated below investment
                                      grade, none below B

  DURATION                          - 2-8 years

MAIN RISKS


As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of bonds goes down. The value of the Fund's shares also may be affected by market conditions and economic or political developments. The longer the duration of the Fund, the more the Fund's price will go down if interest rates go up. If the value of the Fund's investments goes down, you may lose money.


The Fund invests in mortgage-backed and asset-backed securities. In addition to normal bond risks, these securities are subject to prepayment risk.

The Fund invests in "junk" bonds, which have more credit risk and tend to be less liquid than higher-rated securities.

See "Investment Risks" for more information about the risks associated with the Fund.

The Fund is an investment for variable annuity contracts and variable life insurance contracts offered by separate accounts of insurance companies that have contracts with the Fund ("Participating Insurance Companies"). The Fund intends to operate in compliance with current state insurance laws and regulations regarding such things as its concentration of investments and purchase and sale of futures contracts, and this may impose limits on portfolio management.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is to MAXIMIZE LONG-TERM TOTAL RETURN. The Fund invests in bonds with a portfolio duration of two to eight years. Investments are concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Advisor believes are relatively undervalued.

TYPES OF INVESTMENTS

The Fund seeks to achieve its objective by investing mainly in investment grade, interest-bearing securities of varying maturities. These include:

- U.S. Government securities
- preferred stocks
- mortgage-backed and other asset-backed securities
- corporate bonds
- bonds that are convertible into stocks
- bank certificates of deposit, fixed time deposits and bankers' acceptances
- repurchase agreements, reverse repurchase agreements and dollar rolls
- obligations of foreign governments or their subdivisions, agencies and instrumentalities
- obligations of international agencies or supra-national entities
- municipal bonds

RATINGS LIMITATIONS

- at least 85% of total assets rated at least investment grade or, if short-term, the second highest quality grade, by a major rating agency such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Group ("S&P")
- up to 15% of total assets rated below investment grade (below Baa by Moody's or below BBB by S&P), but none below B
- can invest in unrated securities if the Advisor believes them to be of comparable quality

After the Fund buys a security, it may be given a lower rating or stop being rated. This will not require the Fund to sell it, but the Advisor will consider the change in rating in deciding whether to keep the security.

MATURITY AND DURATION REQUIREMENTS

Maturity. The EFFECTIVE MATURITY of a bond is the weighted average period over which principal is expected to be repaid. STATED MATURITY is the date when the issuer is scheduled to make the final payment of principal. Effective maturity is different than stated maturity because it estimates the effect of expected principal prepayments and call provisions.

Duration. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any bond with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a bond, the longer the duration. The higher the stated or coupon rate of interest of a bond, the shorter the duration. The calculation of duration is based on estimates.

Duration is a tool to measure interest rate risk. Assuming a 1% change in interest rates and the duration shown below, the Fund's price would change as follows:

        FUND                 DURATION                  CHANGE IN INTEREST RATES
        ----                 --------                  ------------------------
Total Return Bond VIP        4.5 yrs.        1% decline [arrow right] 4.5% gain in Fund
                                             price
                                             1% rise [arrow right] 4.5% decline in Fund
                                             price

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the price of the Fund and may correlate with changes in interest rates. These factors can increase swings in the Fund's share prices during periods of volatile interest rate changes.

FOREIGN BONDS

The Fund may invest in foreign bonds as follows:
- up to 25% of total assets in foreign bonds that are denominated in U.S.
  dollars
- up to 15% of total assets in foreign bonds that are not denominated in U.S. dollars
- up to 15% of total assets in emerging market foreign bonds

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher mark ups and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

TYPES OF SECURITIES USED IN PRINCIPAL STRATEGIES

U.S. GOVERNMENT SECURITIES

The Fund can invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the U.S. Treasury, like Treasury bills, certificates of indebtedness, notes, bonds and parts of notes or bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Mortgage Association ("Freddie Mac"), Federal Financing Bank, and Student Loan Marketing Association ("Sallie Mae").

Treasury securities are backed by the full faith and credit of the U.S. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the agency to borrow from the Treasury. Others are supported only by the credit of the agency and not by the Treasury. If the securities are not backed by the full faith and credit of the U.S., the owner must look mainly to the agency issuing the obligation for repayment.

CORPORATE BONDS

The Fund can invest in corporate bonds. These include variable and floating rate bonds and corporate commercial paper.

The Fund can invest in structured debentures and structured notes, which are hybrid instruments with characteristics of both bonds and swap agreements. The prices of structured debentures and structured notes can be more volatile than and are often not correlated to other bonds.

The Fund can invest in inverse floaters and tiered index bonds. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates.

ASSET-BACKED SECURITIES

The Fund can invest in securities whose principal and interest payments are backed by various types of assets, including automobile loans, credit card loans, and home equity loans.

MORTGAGE-BACKED SECURITIES

The Fund can invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs").

OTHER STRATEGIES

The Fund uses certain other investment strategies:

- REPURCHASE AGREEMENTS: the Fund can enter into repurchase agreements involving U.S. Government securities with commercial banks or broker-dealers. This is a method of short-term investment of cash where the Fund would buy securities from a bank or broker-dealer and sell them back a short time later (usually overnight) for a slightly higher price. The Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked-to-market daily. But if the person obligated to repurchase from the Fund defaults, there may be possible delays and expenses in liquidating the securities, a decline in their value and loss of interest income.

- MUNICIPAL BONDS: the Fund can invest in municipal bonds issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their agencies and instrumentalities. These include general obligation bonds, revenue bonds and private activity bonds.

- REAL ESTATE INVESTMENT TRUSTS: the Fund can invest in securities of real estate investment trusts or REITs.

- DERIVATIVES: the Fund may use "derivatives," whose performance is derived from the performance of an underlying asset. The Fund may use derivatives to hedge against changes in foreign currency exchange rates or securities prices; for liquidity; or as part of its overall investment strategies. Types of derivatives that the Fund may use include futures contracts, forward contracts, swap agreements and options. Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk. The Fund will mark liquid assets as segregated or enter offsetting positions to cover its obligations, if any, under futures contracts, forward contracts, swap agreements and options to avoid leveraging the Fund.

- BORROW MONEY: the Fund can borrow up to 10% of the value of its total assets. The Fund can enter into reverse repurchase agreements in which the Fund sells securities and agrees to buy them back for a fixed price at a later date. The Fund also can use dollar rolls in which the Fund sells securities for delivery in the current month while agreeing to buy very similar securities at a later date from the same party. Reverse repurchase agreements and dollar rolls involve leverage and are treated as borrowings by the Fund.

- LEND SECURITIES: the Fund can lend up to 33 1/3% of the value of its total assets.

- SHORT SALES AGAINST-THE-BOX: the Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

- WHEN-ISSUED or DELAYED DELIVERY: the Fund can buy securities on a when-issued or delayed delivery basis. The Fund will mark liquid assets as segregated in an amount equal to the when-issued securities.

- CORPORATE LOANS: the Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

- ILLIQUID INVESTMENTS: the Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value. Illiquid securities and restricted securities involve liquidity risk, market risk and selection risk.

  - restricted securities: Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may have no active trading market.

    Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, the Fund will not be able to sell the security.

  - 144A: Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue. Under policies adopted by the Trustees, Rule 144A securities with active trading markets are considered liquid.

                                INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the U.S. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the U.S. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

- The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

- Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

- The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

- Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

- Because there are generally fewer investors in foreign bonds and a smaller number of bonds traded each day, it may be difficult for the Fund to buy and sell foreign bonds. In addition, prices of foreign bonds may go up and down more than prices of bonds traded in the U.S.

- Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

- The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

- The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

- International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's foreign holdings.

- If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding by which the Fund would be able to collect amounts owed by a foreign government.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

- If the transition to euro, or EMU as a whole, does not take effect as planned.

- If a participating country withdraws from EMU.

- If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

ADDITIONAL BOND RISKS

- MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated. Prepayment reduces the yield to maturity and average life of the mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

  Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

  Mortgage-backed securities are issued by Federal government agencies like Ginnie Mae, Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. This means that such securities have very little credit risk. Other mortgage-backed securities are issued by private corporations rather than Federal agencies. Private mortgage-backed securities have credit risk as well as prepayment risk and extension risk.

  Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

- ASSET-BACKED SECURITIES -- Like traditional bonds, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

- CREDIT RISK -- Credit risk is the risk that the issuer of bonds will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds.

- INTEREST RATE RISK -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than do prices of shorter term securities.

- CALL AND REDEMPTION RISK -- Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

- JUNK BONDS -- Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated securities that the Fund's Advisor believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated bonds. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated bonds. Junk bonds involve credit risk, market risk, selection risk and liquidity risk.

- WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD
  COMMITMENTS -- When-issued, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price. When-issued and delayed-delivery securities and forward commitments involve market risk, selection risk and leverage risk.

- VARIABLE RATE DEMAND OBLIGATIONS -- Variable rate demand obligations are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond's maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, the Fund may be adversely affected. In addition, these securities are subject to credit risk.

- INDEXED AND INVERSE FLOATING RATE SECURITIES -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

- SOVEREIGN DEBT -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

- CORPORATE LOANS -- Corporate loans are subject to the risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans and the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

RISKS OF DERIVATIVES

Derivatives involve the following risks:

- CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

- CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

- LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

- LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

- INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Please see the Statement of Additional Information (SAI) for detailed information regarding the types of derivatives that can be used by the Fund and the risks associated with these instruments.

                       THE ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

THE ADVISOR


Mercury Advisors, the Fund's Advisor, 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, manages the Fund's investments under the overall supervision of the Board of Trustees. The Advisor has the responsibility for making all investment decisions for the Fund. For the fiscal year ended December 31, 2000, the Fund paid the Advisor or an affiliate of the Advisor a management fee at the annual rate of 0.55% of the average daily net assets of the Fund.



The Advisor was organized as an investment advisor in 1977 and offers investment advisory services to more than 50 registered investment companies. The Advisor
and its affiliates had approximately $     billion in investment company and
other portfolio assets under management as of           , 2001.



The Advisor has agreed to waive fees and make reimbursements so that the regular annual operating expenses of the Fund will not exceed 0.65% of its average net assets. The Advisor has agreed to this expense limit through the Fund's liquidation.


The Advisor may pay administrative service fees to Participating Insurance Companies. The Advisor also is allowed to allocate brokerage based on sales of shares of funds managed by the Advisor but has not done so.


The Fund is a series of Mercury HW Variable Trust, formerly known as Hotchkis and Wiley Variable Trust.

PORTFOLIO MANAGERS


The portfolio managers who have responsibility for the day-to-day management of the Fund are Michael Sanchez and John Queen. Each has served as portfolio manager for the Fund since its inception. Mr. Sanchez joined the Advisor in August 1996. Before joining the Advisor, Mr. Sanchez was with Provident Investment Counsel as a Senior Vice President and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as a Director of Fixed Income Investments from 1988 to 1991. Mr. Queen joined the Advisor in 1997. Before joining the Advisor, Mr. Queen was associated with The Capital Group as a member of an analyst team responsible for $8 billion in fixed-income assets.


                          HOW TO BUY AND REDEEM SHARES
--------------------------------------------------------------------------------

Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. You should refer to the prospectus or private placement memorandum ("prospectus") of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for the applicable contract or policy and how to redeem money from the applicable contract or policy.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Participating Insurance Companies' prospectuses) to be effected on that day under variable annuity contracts and variable life insurance policies. Orders received by the Fund are processed on business days only. The Fund prices orders for the purchase of shares at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next business day. The Fund prices redemptions at the net asset value per share next calculated after receipt in proper form of a redemption request by the Fund or its designee. The separate account of a Participating Insurance Company is a designee of the Fund for receipt of purchase and redemption orders. Receipt by a Participating Insurance Company is receipt by the Fund, so long as the Fund receives timely notice of the order by the next business day. Separate accounts must transmit purchase and redemption orders promptly. The Fund pays redemptions within seven days after the request is received. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Fund does not charge any sales charges or redemption fees. Participating Insurance Companies may charge mortality and expense risk fees and other charges under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

Shares of the Fund are sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies arising from the fact that interests of such holders may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund pays income dividends, if any, monthly.

The Fund pays distributions of any net realized short-term gains and any net capital gains at least annually.

See the prospectuses for variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for additional information.

TAXES


The Fund will elect to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income taxes on its distributed net investment income and capital gains, if any, realized during any fiscal year in which it distributes to its shareholders at least 90% of its net investment income earned in the fiscal year.


A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests in the Code and U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. A failure of the Fund to qualify as a regulated investment company or to meet these conditions and to comply with these tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of their contracts or policies during the year (including the annual costs of life insurance, if any, provided under such policies).

The terms of the variable annuity or variable life insurance plan through which you invest and the tax rules governing such annuities and plans govern the tax consequences of an investment in the Fund. Please refer to the prospectus for the variable annuity or variable life insurance plan through which you are investing.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the period since it began operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions, but excluding insurance-related fees and expenses). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the SAI and the Fund's annual report, which are available upon request. Further performance information is contained in the annual report.



                                                                 For the Period
TOTAL RETURN BOND VIP PORTFOLIO                                February 3, 2000+
INCREASE (DECREASE) IN NET ASSET VALUE:                       to December 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................         $10.00
                                                                     ------
Investment income -- net....................................            .55
Realized and unrealized gain on investments -- net..........            .30
                                                                     ------
Total from investment operations............................            .85
                                                                     ------
Less dividends and distributions:
  Investment income -- net..................................           (.55)
  In excess of investment income -- net.....................             --++
  Realized gain on investments -- net.......................           (.07)
                                                                     ------
Total dividends and distributions...........................           (.62)
                                                                     ------
Net asset value, end of period..............................         $10.23
                                                                     ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................           8.82%++
                                                                     ======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................            .65%*
                                                                     ------
Expenses....................................................           2.33%*
                                                                     ------
Investment income -- net....................................           6.11%*
                                                                     ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................         $3,744
                                                                     ------
Portfolio turnover..........................................            324%
                                                                     ======



 * Annualized.


**Total investment return excludes insurance-related fees and expenses. The
  Fund's Advisor waived its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.


 +Commencement of operations.


++Amount is less than $.01 per share.


 ++Aggregate total investment return.

                     (This page intentionally left blank.)

                                   MERCURY HW


                                 VARIABLE TRUST


                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                         LOS ANGELES, CALIFORNIA 90017

                                  800-236-4479

                           INFORMATION ABOUT THE FUND

Please read this Prospectus before you invest in the Fund. Keep the Prospectus for future reference. You can get additional information about the Fund in:

- Statement of Additional Information (SAI) (incorporated by reference into -- legally a part of -- this Prospectus)

- Annual Report (contains a discussion of market conditions and investment strategies that affected Fund performance)

- Semi-annual Report

To get this information free of charge or for shareholder questions, contact:

                           The Fund's transfer agent
                                 (800) 236-4479

                       Securities and Exchange Commission
                            Public Reference Section
                           Washington, DC 20549-0102

- call 1-202-942-8090 for information on the Commission's Public Reference Room, where documents can be reviewed and copied

- the information is available at the SEC's Internet site on the EDGAR Database at http://www.sec.gov

- copies of the information retrievable from the SEC's Internet site are available for a fee by writing to the SEC's Public Reference Section or by electronic request at publicinfo@sec.gov

   You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

                   Investment Company Act File No. 811-08163


                            Code # MHWV-P-2090-0401

                                   PROSPECTUS


                                 APRIL 30, 2001



                                   MERCURY HW


                                 VARIABLE TRUST

--------------------------------------------------------

              ---------------------------------------------------


                           Mercury Total Return Bond

                                 VIP Portfolio
              ---------------------------------------------------
-------------------------------------------------------

                                   PROSPECTUS

                                 APRIL 30, 2001



                                   MERCURY HW


                                 VARIABLE TRUST



The Fund is a portfolio of Mercury HW Variable Trust. It is an investment for variable annuity contracts and variable life insurance contracts issued by insurance companies that have contracts with the Fund. Shares of the Fund are not currently being offered, except for purchases through automatic purchase plans, since the Board of Trustees has decided to terminate the Fund as of April 30, 2001, or the soonest reasonably practicable date thereafter.



MERCURY HW LARGE CAP VALUE VIP PORTFOLIO


Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in U.S. stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy of this Prospectus. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


KEY FACTS..............................................     3
INVESTMENT OBJECTIVE AND POLICIES......................     5
INVESTMENT RISKS.......................................     7
THE ADVISOR AND PORTFOLIO MANAGERS.....................    10
HOW TO BUY AND REDEEM SHARES...........................    10
DIVIDENDS AND TAXES....................................    11
FINANCIAL HIGHLIGHTS...................................    12
INFORMATION ABOUT THE FUND.........................back cover

                                   KEY FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND MAIN STRATEGIES

This section highlights important information about the Fund. Use this summary to compare the Fund to other mutual funds that fund a portion of a variable annuity or insurance contract. More detailed information follows the summary.

VALUE INVESTING


In investing the Fund's assets, Mercury Advisors (the "Advisor") follows a value style. This means that the Advisor buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:


- low price-to-earnings ratio relative to the market
- high yield relative to the market
- low price-to-book value ratio relative to the market
- financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents investments in stocks that are in well-known indexes, like the S&P 500 Index. Also, the return of the Fund will not necessarily be similar to the return of the S&P 500 Index.


                                    LARGE CAP VALUE VIP PORTFOLIO
------------------------------------------------------------------------------------------------
OBJECTIVE                           - current income
                                    - long-term growth of income
                                    - growth of capital

MAIN INVESTMENTS                    - stocks of large U.S. companies


MAIN RISKS

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

See "Investment Risks" for more information about the risks associated with the Fund.

The Fund is an investment for variable annuity contracts and variable life insurance contracts offered by separate accounts of insurance companies that have contracts with the Fund ("Participating Insurance Companies"). The Fund intends to operate in compliance with current state insurance laws and regulations regarding such things as its concentration of investments and purchase and sale of futures contracts, and this may impose limits on portfolio management.

THE FUND'S PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for 1 year and the life of the Fund (which is less than 5 years) compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The bar chart and table do not reflect insurance-related fees and expenses which, if reflected, would lower the returns shown below. In addition, the Advisor has agreed to limit the annual operating expenses of the Fund to no more than 1.15% of its average net assets. If the Advisor had not agreed to limit expenses, the returns shown below would be lower.



                         LARGE CAP VALUE VIP PORTFOLIO


1999                                                                            -2.73%
----                                                                            -----
2000                                                                             9.51%


Best quarter: 12.88% (2nd Quarter of 1999).


Worst quarter: -10.84% (3rd Quarter of 1999).



------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                   LIFE
  (FOR THE PERIODS ENDED DECEMBER 31, 2000)                      1 YEAR        3/18/98
------------------------------------------------------------------------------------------
  Large Cap Value VIP Portfolio                                  9.51%          0.03%
------------------------------------------------------------------------------------------
  S&P 500 Index                                                  -9.19%         8.93%
------------------------------------------------------------------------------------------



This chart compares the Large Cap Value VIP Portfolio's performance with the returns of the Standard & Poor's 500 Composite Stock Price Index, a capital weighted, unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Fund's value disciplines often prevent investments in major stocks in the Index and the Fund's returns may not be similar to the Index's returns.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is to provide CURRENT INCOME and LONG-TERM GROWTH OF INCOME, accompanied by GROWTH OF CAPITAL.

The Fund invests mostly in common stocks of large U.S. companies. Normally, the Fund invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends or interest, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

The Fund can invest up to 10% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

OTHER STRATEGIES

The Fund uses certain other investment strategies:

- BOND INVESTMENTS IN THE FUND: the Fund buys common stocks and securities with common stock characteristics, like convertible preferred stocks, convertible bonds or warrants. It also may buy bonds. Convertible securities and bonds will be rated investment grade (the four highest grades) by a major rating agency like Moody's Investors Service or Standard & Poor's or, if unrated, be of comparable quality in the Advisor's opinion. After the Fund buys a bond or convertible security, it may be given a lower rating or stop being rated. This would not require the Fund to sell the security, but the Advisor will consider the change in rating in deciding whether the Fund should keep the security.

- REPURCHASE AGREEMENTS: the Fund can enter into repurchase agreements involving U.S. Government securities with commercial banks or broker-dealers. This is a method of short-term investment of cash where the Fund would buy securities from a bank or broker-dealer and sell them back a short time later (usually overnight) for a slightly higher price. The Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked-to-market daily. But if the person obligated to repurchase from the Fund defaults, there may be possible delays and expenses in liquidating the securities, a decline in their value and loss of interest income.

- REAL ESTATE INVESTMENT TRUSTS: the Fund can invest in securities of real estate investment trusts or REITs.

- DERIVATIVES: the Fund may use "derivatives," whose performance is derived from the performance of an underlying asset. The Fund may use derivatives to hedge against changes in foreign currency exchange rates or securities prices; for liquidity; or as part of its overall investment strategies. Types of derivatives that the Fund may use include forward contracts, swap agreements and options. Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk. The Fund will mark liquid assets as segregated or enter offsetting positions to cover its obligations, if any, under forward contracts, swap agreements and options to avoid leveraging the Fund.

- BORROW MONEY: the Fund can borrow up to 10% of the value of its total assets.

- SHORT SALES AGAINST-THE-BOX: the Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

- WHEN-ISSUED or DELAYED DELIVERY: the Fund can buy securities on a when-issued or delayed delivery basis. The Fund will mark liquid assets as segregated in an amount equal to the when-issued securities.

- CORPORATE LOANS: the Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

- ILLIQUID INVESTMENTS: the Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value. Illiquid securities and restricted securities involve liquidity risk, market risk and selection risk.

  - restricted securities: Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

     Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, the Fund will not be able to sell the security.

  - 144A: Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue. Under policies adopted by the Trustees, Rule 144A securities with active trading markets are considered liquid.

                                INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the stock or bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

The Fund may invest in foreign securities. Stocks traded on foreign markets have often (though not always) performed differently than stocks in the U.S. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

- The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

- Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

- The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

- Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

- Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

- Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

- The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

- The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

- International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's foreign holdings.

- If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding by which the Fund would be able to collect amounts owed by a foreign government.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

- If the transition to euro, or EMU as a whole, does not take effect as planned.

- If a participating country withdraws from EMU.

- If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

ADDITIONAL BOND RISKS

- CREDIT RISK -- Credit risk is the risk that the issuer of bonds will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds.

- INTEREST RATE RISK -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than do prices of shorter term securities.

- CALL AND REDEMPTION RISK -- Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

- WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD
  COMMITMENTS -- When-issued, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price. When-issued and delayed-delivery securities and forward commitments involve market risk, selection risk and leverage risk.

- CORPORATE LOANS -- Corporate loans are subject to the risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans and the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

RISKS OF DERIVATIVES

Derivatives involve the following risks:

- CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

- CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

- LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

- LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

- INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Please see the Statement of Additional Information (SAI) for detailed information regarding the types of derivatives that can be used by the Fund and the risks associated with these instruments.

                       THE ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

THE ADVISOR


Mercury Advisors, the Fund's Advisor, 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, manages the Fund's investments under the overall supervision of the Board of Trustees. The Advisor has the responsibility for making all investment decisions for the Fund. For the fiscal year ended December 31, 2000, the Fund paid the Advisor or an affiliate of the Advisor a management fee at the annual rate of 0.75% of the average daily net assets of the Fund.



The Advisor was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Advisor
and its affiliates had approximately $     billion in investment company and
other portfolio assets under management as of             , 2001.



The Advisor has agreed to waive fees and make reimbursements so that the regular annual operating expenses of the Fund will not exceed 1.15% of its average net assets. The Advisor has agreed to continue this expense limit through the Fund's liquidation.


The Advisor may pay administrative service fees to Participating Insurance Companies. The Advisor also is allowed to allocate brokerage based on sales of shares of funds managed by the Advisor but has not done so.


The Fund is a series of Mercury HW Variable Trust, formerly known as Hotchkis and Wiley Variable Trust. The Fund was formerly called the Equity Income VIP Portfolio.


PORTFOLIO MANAGERS

The portfolio managers who have responsibility for the day-to-day management of the Fund's portfolio are Gail Bardin and Sheldon Lieberman. Ms. Bardin is a managing director of the Advisor and began to co-manage the Fund in March 1998, when it began operations. She has been a portfolio manager of the Advisor since 1988. Mr. Lieberman joined the Advisor in 1994 and began co-managing the Fund in March 1998. Before joining the Advisor, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association.

                          HOW TO BUY AND REDEEM SHARES
--------------------------------------------------------------------------------

Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. You should refer to the prospectus or private placement memorandum ("prospectus") of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for the applicable contract or policy and how to redeem money from the applicable contract or policy.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Participating Insurance Companies' prospectuses) to be effected on that day under variable annuity contracts and variable life insurance policies. Orders received by the Fund are processed on business days only. The Fund prices orders for the purchase of shares at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next business day. The Fund prices redemptions at the net asset value per share next calculated after receipt in proper form of a redemption request by the Fund or its designee. The separate account of a Participating Insurance Company is a designee of the Fund for receipt of purchase and redemption orders. Receipt by a Participating Insurance Company is receipt by the Fund, so long as the Fund receives timely notice of the order by the next business day. Separate accounts must transmit purchase and redemption orders promptly. The Fund pays redemptions within seven days after the request is received. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Fund does not charge any sales charges or redemption fees. Participating Insurance Companies may charge mortality and expense risk fees and other charges under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

Shares of the Fund are sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies arising from the fact that interests of such holders may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund pays income dividends, if any, quarterly.

The Fund pays distributions of any net realized short-term gains and any net capital gains at least annually.

See the prospectuses for variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for additional information.

TAXES


The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income taxes on its distributed net investment income and capital gains, if any, realized during any fiscal year in which it distributes to its shareholders at least 90% of its net investment income earned in the fiscal year.

A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests in the Code and U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. A failure of the Fund to qualify as a regulated investment company or to meet these conditions and to comply with these tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of their contracts or policies during the year (including the annual costs of life insurance, if any, provided under such policies).

The terms of the variable annuity or variable life insurance plan through which you invest and the tax rules governing such annuities and plans govern the tax consequences of an investment in the Fund. Please refer to the prospectus for the variable annuity or variable life insurance plan through which you are investing.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods since it began operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions, but excluding insurance-related fees and expenses). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the SAI and the Fund's annual report, which are available upon request. Further performance information is contained in the annual report.

                                                                          For the
                                                                         Year Ended                  For the Period
                                                                                                     March 18, 1998+
             LARGE CAP VALUE VIP PORTFOLIO
                                                                        December 31,
                                                           --------------------------------------    to December 31,
        INCREASE (DECREASE) IN NET ASSET VALUE:                  2000                 1999                1998
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................         $ 8.83               $ 9.27              $10.00
                                                                ------               ------              ------
Investment income -- net...............................            .20                  .20                 .14
Realized and unrealized gain (loss) on
  investments -- net...................................            .55                 (.45)               (.75)
                                                                ------               ------              ------
Total from investment operations.......................            .75                 (.25)               (.61)
                                                                ------               ------              ------
Less dividends and distributions:
  Investment income -- net.............................           (.22)                (.19)               (.12)
  Realized gain on investments -- net..................           (.34)                  --                  --
  In excess of realized gain on investments -- net.....           (.04)                  --                  --
                                                                ------               ------              ------
Total dividends and distributions......................           (.60)                (.19)               (.12)
                                                                ------               ------              ------
Net asset value, end of period.........................         $ 8.98               $ 8.83              $ 9.27
                                                                ======               ======              ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................           9.51%               (2.73)%             (6.04)%++
                                                                ======               ======              ======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................           1.15%                1.15%               1.15%*
Expenses...............................................           4.19%                5.76%               7.81%*
                                                                ------               ------              ------
Investment Income -- net...............................           2.64%                1.90%               1.71%*
                                                                ======               ======              ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............         $1,105               $  972              $  988
                                                                ------               ------              ------
Portfolio turnover.....................................             29%                  24%                 12%
                                                                ======               ======              ======



 * Annualized.


**Total investment return excludes insurance-related fees and expenses. The
  Fund's Advisor waived its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.


 + Commencement of operations.


 ++ Aggregate total investment return.

                     (This page intentionally left blank.)

                                   MERCURY HW


                                 VARIABLE TRUST


                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                         LOS ANGELES, CALIFORNIA 90017

                                  800-236-4479

                           INFORMATION ABOUT THE FUND

Please read this Prospectus before you invest in the Fund. Keep the Prospectus for future reference. You can get additional information about the Fund in:

- Statement of Additional Information (SAI) (incorporated by reference into -- legally a part of -- this Prospectus)

- Annual Report (contains a discussion of market conditions and investment strategies that affected Fund performance)

- Semi-annual Report

To get this information free of charge or for shareholder questions, contact:

                           The Fund's transfer agent
                                 (800) 236-4479

                       Securities and Exchange Commission
                            Public Reference Section
                           Washington, DC 20549-0102

- call 1-202-942-8090 for information on the Commission's Public Reference Room, where documents can be reviewed and copied

- the information is available at the SEC's Internet site on the EDGAR Database at http://www.sec.gov

- copies of the information retrievable from the SEC's Internet site are available for a fee by writing to the SEC's Public Reference Section or by electronic request at publicinfo@sec.gov

   You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

                   Investment Company Act File No. 811-08163


                            Code # MHWV-P-2040-0401

                                   PROSPECTUS


                                 APRIL 30, 2001



                                   MERCURY HW


                                 VARIABLE TRUST


-------------------------------------------------------

              ---------------------------------------------------


                           MERCURY HW LARGE CAP VALUE

                                 VIP PORTFOLIO
              ---------------------------------------------------
-------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                           MERCURY HW VARIABLE TRUST


725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------


     The Mercury HW Variable Trust (the "Trust") is an investment company comprised of four investment funds -- Mercury HW Large Cap Value VIP Portfolio, Mercury HW International Value VIP Portfolio, Mercury Low Duration VIP Portfolio and Mercury Total Return Bond VIP Portfolio (each, a "Fund" and collectively, the "Funds"). The Mercury HW Large Cap Value VIP Portfolio and the Mercury HW International Value VIP Portfolio are sometimes referred to as the "Stock Funds." The Mercury Total Return Bond VIP Portfolio and the Mercury Low Duration VIP Portfolio are sometimes referred to as the "Bond Funds." The shares of the Funds are offered only to separate accounts of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance contracts. Only shares of the Mercury HW International Value VIP Portfolio currently are being offered. Mercury Advisors (the "Advisor") is the investment adviser to the Funds.




                            ------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses of the Funds, dated April 30, 2001 (each, a "Prospectus" and collectively, the "Prospectuses"), which have been filed with the Securities and Exchange Commission (the "Commission"). The Prospectus of Mercury HW International Value VIP Portfolio can be obtained, without charge, by calling the Trust at 1-800-236-4479 or by writing to the Trust at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. That Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into that Prospectus. The Funds' audited financial statements are incorporated in this Statement of Additional Information by reference to the annual reports for the fiscal year ended December 31, 2000. You may request copies of the annual reports at no charge by calling 1-800-236-4479 between 8:30 a.m. and 5:30 p.m. (Eastern time) on any business day.


                            ------------------------


                          MERCURY ADVISORS -- ADVISOR

                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------


     The date of this Statement of Additional Information is April 30, 2001

                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
Trust History...............................................   B-2
Description of the Funds, Their Investments and Risks.......   B-2
  Investment Restrictions...................................   B-2
  Repurchase Agreements.....................................   B-3
  U.S. Government Securities................................   B-4
  Municipal Obligations.....................................   B-4
  Corporate Debt Securities.................................   B-6
  Convertible Securities....................................   B-6
  Mortgage-Related Securities...............................   B-7
  Asset-Backed Securities...................................  B-10
  Risk Factors Relating to Investing in Mortgage-Related and
    Asset-Backed Securities.................................  B-10
  Duration..................................................  B-11
  Effective Maturity........................................  B-12
  Derivative Instruments....................................  B-12
  Foreign Securities........................................  B-17
  Foreign Currency Options and Related Risks................  B-18
  Forward Foreign Currency Exchange Contracts...............  B-19
  Swap Agreements...........................................  B-21
  Foreign Investment Risks..................................  B-21
  Risk Factors Relating to Investing in High Yield
    Securities..............................................  B-23
  Illiquid Securities.......................................  B-24
  Reverse Repurchase Agreements.............................  B-25
  Dollar Rolls..............................................  B-25
  Borrowing.................................................  B-25
  Loans of Portfolio Securities.............................  B-26
  When-Issued Securities....................................  B-26
  Real Estate Investment Trusts.............................  B-26
  Shares of Other Investment Companies......................  B-26
  Limited Partnerships......................................  B-26
  Short Sales Against-the-Box...............................  B-26
  Corporate Loans...........................................  B-27
  Initial Public Offerings..................................  B-27
  Temporary Defensive Position..............................  B-27
Management..................................................  B-27
  The Advisor...............................................  B-29
  Subadvisors...............................................  B-30
  The Distributor...........................................  B-30
  Code of Ethics............................................  B-30
  Other Service Providers...................................  B-31
  Transactions in Portfolio Securities......................  B-31
Trust Shares................................................  B-33
Net Asset Value.............................................  B-34
Dividends and Tax Status....................................  B-35
Performance Information.....................................  B-37
General Information About the Trust's Shareholders..........  B-38
  Redemption in Kind........................................  B-38
  Principal Holders.........................................  B-38
Appendix -- Description of Ratings..........................   A-1

                                 TRUST HISTORY


The Trust was organized on February 4, 1997 as a Massachusetts business trust. Prior to October 6, 2000, the Trust was called "Hotchkis and Wiley Variable Trust." The Trust is a diversified, open-end, management investment company currently consisting of four separate series. On October 6, 2000, the name of each series of the Trust was changed. Prior to October 6, 2000, the Mercury HW Large Cap Value VIP Portfolio was called the Equity Income VIP Portfolio; the Mercury HW International Value VIP Portfolio was called the International VIP Portfolio; the Mercury Total Return Bond VIP Portfolio was called the Total Return Bond VIP Portfolio; and the Mercury Low Duration VIP Portfolio was called the Low Duration VIP Portfolio.


             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS


The investment objective of the Mercury HW Large Cap Value VIP Portfolio is to provide current income and long-term growth of income, accompanied by growth of capital.



The investment objective of the Mercury HW International Value VIP Portfolio is to provide current income and long-term growth of income, accompanied by growth of capital.



The investment objective of the Mercury Total Return Bond VIP Portfolio is to maximize long-term total return.



The investment objective of the Mercury Low Duration VIP Portfolio is to maximize total return, consistent with preservation of capital.



The portfolio and strategies with respect to the composition of each Fund are described in that Fund's Prospectus.


INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions (in addition to their investment objectives) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

Except as noted, none of the Funds may:

 1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

 2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

 4. Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds (except the Bond Funds) will purchase any additional portfolio securities while such borrowings are outstanding. (The Bond Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%.)

 5. Purchase any security (other than U.S. Government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

 6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts. This restriction does not apply to the Bond Funds.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

 8. Make investments for the purpose of exercising control or management.

 9. Participate on a joint or joint and several basis in any trading account in securities.

10. Make loans, except through repurchase agreements. (This restriction does not apply to the Bond Funds, which may lend portfolio securities having an aggregate market value of up to one-third of the total assets of the Fund.)

Any percentage limitation on a Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS


Each of the Funds may invest in repurchase agreements collaterized by U.S. Government securities. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, a Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS



The term "bond" or "bonds" as used in the Prospectuses and this Statement of Additional Information is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.


U.S. GOVERNMENT SECURITIES

U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is acceptable.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

MUNICIPAL OBLIGATIONS

The Bond Funds may invest in municipal obligations. The two principal classifications of municipal bonds, notes and commercial paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include states, counties, cities, towns and other governmental units. Revenue bonds, notes and commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

Included within the revenue bonds category are participations in municipal lease obligations or installment purchase contracts of municipalities (collectively, "lease obligations"). State and local governments issue lease obligations to acquire equipment leases and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligations may experience difficulty in exercising their rights, including disposition of the property.

Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisors to determine whether they may be subject to the federal alternative minimum tax.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for the use of the facilities. The viability of a resource recovery project, environmental protections regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation has terms which provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Bond Funds' investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Bond Funds invest to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CORPORATE DEBT SECURITIES

A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES


The Funds may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Advisor's opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.


In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-RELATED SECURITIES

The Bond Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

The Bond Funds may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year Treasury yields, and ten-year Treasury yields.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed rate bond.

ASSET-BACKED SECURITIES

The Bond Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Advisor will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

DURATION

In selecting securities for the Bond Funds, the Advisor makes use of the concept of duration for fixed-income securities. Duration is a measure of the expected life of a fixed-income security. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.


Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by liquid securities marked as segregated) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put options positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

EFFECTIVE MATURITY

The Bond Funds each invest in a diversified portfolio of fixed-income securities of varying maturities. The effective maturity is the weighted average period over which a security's principal is expected to be paid. Stated maturity is the date when the issuer is scheduled to make the final payment of principal. Effective maturity differs from stated maturity in that it estimates the anticipated effect of expected principal prepayments and call provisions.

The effective maturity of a debt security will be the stated maturity, except:
(1) in the case of a security with a call provision, the maturity date will be considered the call date if there is a high probability, in the opinion of the Advisor, that the security will be called; (2) in the case of securities with unconditional put provisions entitling the security holder to receive the security's approximate amortized cost, the maturity will be considered to be the next put date; (3) in the case of mortgage-backed or other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that the Advisor believes appropriate; and (4) in the case of a variable or floating rate investment grade security which, in the Advisor's opinion, will have a market value approximating amortized cost on the next interest rate reset date, the maturity will be considered to be the next reset date. However, no Bond Fund will invest more than 5% of its net assets at the time of purchase in floating or variable rate instruments of any one issuer, nor invest more than 20% of its net assets at the time of purchase in floating or variable rate instruments of issuers within the same industry.

DERIVATIVE INSTRUMENTS


To the extent consistent with their investment objectives and policies and the investment restrictions listed in this Statement of Additional Information, the Funds may purchase and write call and put options on securities, securities indexes and foreign currencies, enter into forward contracts and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. The Mercury HW International Value VIP Portfolio and the Bond Funds may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will mark as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Funds.


Options on Securities and on Securities Indexes. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.


There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.


Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in its Prospectus and if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.


A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Options Thereon. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a "commodity pool operator," the Funds are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund's investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by a Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FOREIGN SECURITIES


Foreign securities investments include investments in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.


The Bond Funds may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, South Korea, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Advisor will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests.

From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Advisor believes that a Bond Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of these Funds, that invest solely in securities in developed markets. There is no assurance that any Bond Fund will achieve these results.

The Bond Funds may invest in the following types of emerging market fixed-income securities: (1) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) fixed-income securities issued by banks and other business entities; and (4) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by a Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Fund may invest.

The Bond Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Advisor's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Bond Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Advisor's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon a credit risk analysis of potential issuers, the characteristics of the security, the interest rate sensitivity of the various debt issues available with respect to a particular issuer, an analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Bond Funds may invest are not subject to any minimum credit quality standards.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

The Funds may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.

Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks of Options Trading. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund marks as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

SWAP AGREEMENTS



The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.



Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


FOREIGN INVESTMENT RISKS

Foreign Market Risk. Because the Funds may invest in foreign securities, the Funds offer you more diversification than an investment only in the United States since prices of securities traded on foreign markets have often, though not always, moved counter to prices in the United States. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Funds will lose money. In particular, the Stock Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.


EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in euros, and are now listed, traded, declaring dividends and making other payments only in euros.



No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Funds' investments in Europe generally or in specific countries participating in EMU.



Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States Government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for a Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

A description of security ratings is attached as an Appendix. Lower-rated or unrated (that is, high yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Advisor considers both credit risk and market risk in making investment decisions for the Funds.

The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value prior to the sale.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID SECURITIES


A Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.


Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisor will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities

Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisor, and
(2) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, Rule 144A securities are generally not deemed illiquid if they are freely tradable in their primary market offshore. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


REVERSE REPURCHASE AGREEMENTS

The Bond Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by these Funds for purposes of the limit applicable to borrowings.

DOLLAR ROLLS

The Bond Funds may use dollar rolls as part of their investment strategy. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

The Bond Funds will mark as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to their obligations with respect to dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by these Funds for purposes of the limit applicable to borrowings.

BORROWING


As a fundamental policy, the Stock Funds may borrow money for temporary or emergency purposes in amounts not exceeding 10% of each Fund's total assets. The Bond Funds may borrow for temporary, emergency or investment purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, the Bond Funds may lend their portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

WHEN-ISSUED SECURITIES


The Mercury HW International Value VIP Portfolio and Bond Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.


REAL ESTATE INVESTMENT TRUSTS

Each Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.


SHARES OF OTHER INVESTMENT COMPANIES



Each Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.



LIMITED PARTNERSHIPS



Each Fund can invest in limited partnership interests.



SHORT SALES AGAINST-THE-BOX



Each Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS



Each Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.



INITIAL PUBLIC OFFERINGS



Each Fund may purchase securities in initial public offerings. Securities purchased in initial public offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.


TEMPORARY DEFENSIVE POSITION


When adverse market or economic conditions indicate to the Advisor that a temporary defensive strategy is appropriate, a Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. Government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.



                                   MANAGEMENT


The Trustees oversee the actions of the Funds' Advisor and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Funds' officers, who conduct and supervise the daily business operations of the Funds. The Trustees and officers of the Trust are:


Robert L. Burch III (67) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).



John A. G. Gavin (70) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate and Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Holdings (investment holding company) (since 1968); U.S. Ambassador to Mexico
(1981 - 1986); Director, Apex Mortgage Capital, Inc., International Wire Corp. and Krause's Furniture, Inc.



Joe Grills (66) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (affiliation changed in June 2000 to the Association of Finance Professionals) ("CIEBA") (since 1986); member of CIEBA's Executive Committee (since 1988) and its Chairman (1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New

York Common Retirement Fund (since 1989) and the Howard Hughes Medical Institute (1997-2000); Director (since 1992) and Vice Chairman (since 1998), Duke Management Company; Director, KIMCO Realty Corporation (since 1997) and LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since
1998) and Vice Chairman (since 2000); Member of the Investment Committee of the Woodberry Forest School (since 2000); Member of the Investment Committee of the National Trust for Historic Preservation (since 2000); Trustee or Director of 32 registered investment companies (consisting of 52 portfolios) for which the Advisor or an advisory affiliate is the advisor.



Nigel Hurst-Brown* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Managing Director of the Advisor (since 1998); Co-Head of the Advisor (1999-2000); Director of Mercury Asset Management Group Plc. (since 1990).



Madeleine A. Kleiner (49) -- Trustee -- 9336 Civic Center Drive, Beverly Hills, CA 90210. Executive Vice President and General Counsel, Hilton Hotels Corporation (since 2001); Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).



Richard R. West (63) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 70 registered investment companies (consisting of 75 portfolios) for which the Advisor or an advisory affiliate is the advisor.



Nancy D. Celick (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. First Vice President of the Advisor (since 2000); Chief Administrative Officer of the Advisor (1998-2000); Chief Financial Officer of the Advisor (1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).



Donald C. Burke (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. First Vice President and Treasurer of the Advisor (since 1999); First Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); Vice President of the Advisor (1990-1997).



Anna Marie S. Lopez (33) -- Assistant Treasurer and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Advisor (since 1997); Manager, Price Waterhouse (1991 - 1997).



Turner Swan (39) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director (Legal Advisory) of the Advisor (since 2000); Attorney with the Advisor (1997-2000); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).



Gracie Fermelia (39) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Advisor (since 2000); Vice President of the Advisor (1994-2000); Senior Manager, Price Waterhouse (1985 - 1994).


---------------

*"Interested" Trustee, as defined in the 1940 Act, due to the relationship indicated with the Funds' Advisor.

The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Advisor. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended December 31, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Advisor serves as investment adviser or which has an investment adviser that is an affiliated person of the Advisor ("Fund Complex") for the calendar year ended December 31, 2000.



                                                                           TOTAL 2000
                                                                          COMPENSATION
                                                         AGGREGATE       FROM TRUST AND
                                                        COMPENSATION      FUND COMPLEX
                 NAME AND POSITION                       FROM TRUST     PAID TO TRUSTEES*
                 -----------------                      ------------    -----------------
Robert L. Burch III,................................      $12,641           $ 40,500
Trustee
John A. G. Gavin,...................................       12,641             41,700
Trustee
Joe Grills,.........................................       12,641            224,500
Trustee
Nigel Hurst-Brown,..................................            0                  0
Trustee
Madeleine A. Kleiner,...............................       12,641             41,700
Trustee
Richard R. West,....................................       12,641            373,000
Trustee


---------------


* Each Trustee also serves as a Trustee of Mercury HW Funds, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Advisor or its advisory affiliates.


For information as to ownership of shares, see "General Information About the Trust's Shareholders."

THE ADVISOR


The Advisor provides the Funds with management and investment advisory services. Mercury Advisors is located at 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400. Mercury Advisors is a limited partnership, the partners of which are Merrill Lynch & Co., Inc., a financial services holding company, and Princeton Services, Inc. Princeton Services, Inc. and Merrill Lynch & Co., Inc. are "controlling persons" of the Advisor as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies. The Advisor and its affiliates act as the investment advisor for more than 50 registered investment companies and offer portfolio management and portfolio analysis services to individual and institutional accounts.



The Mercury HW Large Cap Value and International Value VIP Portfolios pay the Advisor for the services performed a fee at the annual rate of 0.75% of each Fund's average daily net assets. The Mercury Total Return Bond VIP Portfolio pays the Advisor a fee at the annual rate of 0.55% of its average daily net assets. The Mercury Low Duration VIP Portfolio pays the Advisor a fee at the annual rate of 0.46% of its average daily net assets. For the fiscal period ended December 31, 1998 and for the fiscal years ended December 31, 1999 and 2000, the Mercury HW International Value VIP Portfolio paid the Advisor $1,019,881, $1,678,700 and $2,595,053, respectively. For the fiscal period ended December 31, 1998 and for the fiscal years ended December 31, 1999 and 2000, the Mercury HW Large Cap Value VIP Portfolio paid no advisory fees and was reimbursed by the Advisor $44,455, $40,647 and

$21,834, respectively. For the fiscal period ended December 31, 1998 and for the fiscal years ended December 31, 1999 and 2000, the Mercury Low Duration VIP Portfolio paid no advisory fees and was reimbursed by the Advisor $51,340, $50,385 and $34,917, respectively. For the fiscal period ended December 31, 2000, the Mercury Total Return Bond VIP Portfolio paid no advisory fees and was reimbursed by the Advisor $33,713.



In addition, the Advisor has agreed to limit the annual operating expenses of the Mercury HW Large Cap Value VIP Portfolio to 1.15% of the Fund's average net assets. The Advisor has agreed to limit the annual operating expenses of the Mercury HW International Value VIP Portfolio to 1.35% of the Fund's average net assets. The Advisor has agreed to limit the annual operating expenses of the Mercury Total Return Bond VIP Portfolio to 0.65% of the Fund's average net assets. The Advisor has agreed to limit the annual operating expenses of the Mercury Low Duration VIP Portfolio to 0.58% of the Fund's average net assets. The Advisor has agreed to these expense limits through April 2002 for the Mercury HW International VIP Portfolio and through the liquidation of the other three Funds. For the fiscal period ended December 31, 1998, the Advisor waived a portion of its fee as follows: Mercury HW Large Cap Value VIP
Portfolio -- $5,646; and Mercury Low Duration VIP Portfolio -- $5,111. For the fiscal year ended December 31, 1999, the Advisor waived its fees as follows:
Mercury HW Large Cap Value VIP Portfolio -- $7,896; and Mercury Low Duration VIP Portfolio -- $7,842. For the fiscal year ended December 31, 2000, the Advisor waived its fees as follows: Mercury HW Large Cap Value VIP Portfolio -- $7,148; Mercury Low Duration VIP Portfolio -- $7,838; and Mercury Total Return Bond VIP Portfolio -- $15,996.


Each of the four Investment Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

SUBADVISORS


The Advisor has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Mercury HW International Value VIP Portfolio at rates of compensation as may be agreed by the parties. There is no increase in the aggregate fees paid by this Fund for such services.


THE DISTRIBUTOR


FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is the Funds' distributor and makes a continuous offering of the Funds' shares. It is not compensated by the Funds. The distributor is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., and is an affiliate of the Advisor.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which includes the Code of Ethics of the Advisor and distributor (together, the "Code"). The Code significantly restricts the personal investing activities of all employees of the Advisor and distributor and, as described below, imposes additional, more onerous, restrictions on Fund investment personnel.

The Code requires that all employees of the Advisor and the distributor preclear any personal securities investments (with limited exceptions, such as mutual funds, high quality short-term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Advisor and the distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Advisor. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of a Fund within 7 calendar days before or after trading by the Fund in the same (or equivalent) security. The Code is on public file with, and is available from, the SEC.


OTHER SERVICE PROVIDERS


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of each Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments.



The Trust's independent accountant, PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, examines the Trust's financial statements and assists in the preparation of certain reports to the SEC.



TRANSACTIONS IN PORTFOLIO SECURITIES



Subject to policies established by the Board of Trustees, the Advisor is primarily responsible for the execution of the Funds' portfolio transactions and the allocation of brokerage. The Funds have no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and do not use any particular broker or dealer. In executing transactions with brokers and dealers, the Advisor seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Advisor generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Advisor may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds; however, whether or not a particular broker or dealer sells shares of the Funds neither qualifies nor disqualifies such broker or dealer to execute transactions for the Funds.



Subject to obtaining the best net results, brokers who provide supplemental investment research to the Advisor may receive orders for transactions by the Funds. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisor under the Investment Advisory Agreement and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Advisor the Funds will benefit from supplemental research services, the Advisor is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Funds may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.



Foreign equity securities may be held by the Funds in the form of ADRs or other securities convertible into foreign equity securities. ADRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Funds' ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Funds are redeemable on a daily basis in U.S. dollars, the Funds intend to manage their portfolios so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Funds' portfolio strategies.



The Funds may invest in certain securities traded in the OTC market and intend to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such affiliated persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Funds may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Funds may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff.



Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Funds in any of their portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Funds and annual statements as to aggregate compensation will be provided to the Funds. Securities may be held by, or be appropriate investments for, the Funds as well as other Funds or investment advisory clients of the Advisor or its affiliates.



During the fiscal year ended December 31, 1999, the following brokerage commissions were paid by the Funds:



Mercury HW Large Cap Value VIP Portfolio....................  $       502
Mercury HW International Value VIP Portfolio................  $   531,182
Mercury Low Duration VIP Portfolio..........................  $         0

During the fiscal year ended December 31, 2000, the following brokerage commissions were paid by the Funds:



Mercury HW Large Cap Value VIP Portfolio....................  $    407
Mercury HW International Value VIP Portfolio................  $687,074
Mercury Low Duration VIP Portfolio..........................  $      0
Mercury Total Return Bond VIP Portfolio.....................  $      0



The Advisor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a registered broker-dealer, and the other broker-dealer subsidiaries of Merrill Lynch & Co., Inc. For the fiscal years ended December 31, 1999 and 2000, transactions with affiliated broker-dealers were as follows:



                                                                                               PERCENTAGE OF AGGREGATE
                                                                                                  DOLLAR AMOUNT OF
                                                                    PERCENTAGE OF AGGREGATE    TRANSACTIONS INVOLVING
                                                                           BROKERAGE                 PAYMENT OF
                                                COMMISSIONS PAID          COMMISSIONS           COMMISSIONS EFFECTED
                                                 TO AFFILIATED        PAID TO AFFILIATED         THROUGH AFFILIATED
FISCAL YEAR                 FUND                 BROKER-DEALERS         BROKER-DEALERS             BROKER-DEALERS
-----------                 ----                ----------------    -----------------------    -----------------------
   1999       Mercury HW International Value
              VIP Portfolio...................      $20,524                   3.9%                       2.4%
   2000       Mercury HW International Value
              VIP Portfolio...................      $38,870                   5.7%                       5.1%



The Board of Trustees has considered the possibility of seeking to recapture for the benefit of the Funds' brokerage commissions and other expenses of portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Funds to the Advisor. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.



Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor or its affiliates when one or more clients of the Advisor or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or Funds for which the Advisor or an affiliate acts as Advisor, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


                                  TRUST SHARES

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create classes of shares. The Board of Trustees has created four series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The rights accompanying Fund shares are legally vested in the separate accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the Participating Insurance Company's separate account prospectus or private placement memorandum.


                                NET ASSET VALUE



The net asset value of the shares of a Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Net asset value of a Fund is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Distributor, are accrued daily.

Portfolio securities, including ADRs, EDRs or Global Depositary Receipts ("GDRs"), that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When a Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by a Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.



Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of a Fund's net asset value.



Each investor in a Fund may add to or reduce its investment in a Fund on each day the NYSE is open for trading. The value of each investor's interest in a Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of a Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in a Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in a Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.



                            DIVIDENDS AND TAX STATUS



Each Fund has elected to qualify and each Fund intends to remain qualified (until liquidated) as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of each Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (2) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal taxation, each Fund must distribute to its shareholders at least 90% of its distributed net investment income, other than net capital gains, earned in each year.


A separate account upon which a variable annuity contract or variable life insurance contract is based must meet certain diversification requirements set forth in the Code and U.S. Treasury regulations ("Regulations"). The Code provides a safe harbor provision under which a separate account will be treated as satisfying the diversification requirements if, as of the close of each quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies. The U.S. Treasury regulations provide an alternative to the safe harbor provision of the Code. Under such regulations, a separate account will satisfy the diversification requirements if, among other things, the regulated investment company underlying such account invests no more than
(1) 55% of the value of its assets in one investment, (2) 70% of the value of its assets in two investments, (3) 80% of the value of its assets in three investments, and (4) 90% of the value of its assets in four investments. If, as is intended, each Fund meets these requirements and complies with certain other conditions, a separate account investing solely in shares of a Fund will also be deemed to meet these diversification requirements. However, a failure of a Fund to qualify as a regulated investment company or to meet such conditions and to comply with such requirements could cause the owners of variable annuity contracts and variable life insurance contracts based on such accounts to recognize ordinary income each year in the amount of any net appreciation of such contract during the year (including the annual costs of life insurance, if any, provided under such contract).


A Fund is generally required to pay an excise tax to the extent it does not distribute to its shareholders during such calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability.


Certain provisions of the Code and Regulations may require a Fund to recognize income with respect to an investment before cash is received. In order to meet the distribution requirements, the Fund may need to sell investments it otherwise may wish to hold to insure that it has sufficient cash to meet these requirements.


Dividends paid by a Fund from its ordinary income and distributions of the Fund's net realized capital gains are includable in the respective Participating Insurance Company's gross income. Distributions of a Fund's net realized long-term capital gains retain their character as long-term capital gains in the hands of the Participating Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Participating Insurance Company's tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Participating Insurance Companies may be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the prospectus or private placement memorandum for the contracts issued by your Participating Insurance Company for a description of the respective Insurance Company's tax status, the taxation of an investment in your particular contract and the charges which may be made to cover any taxes attributable to the separate account.

Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, and foreign countries generally do not impose taxes on capital gains on investments by foreign investors.

                            PERFORMANCE INFORMATION


From time to time a Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on a Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Commission.



Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge.



A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that
(1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. A Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.



Average annual total returns for the periods ended December 31, 2000 are as follows:



                                                        ONE YEAR   SINCE INCEPTION
                                                        --------   ---------------
HW Large Cap Value VIP Portfolio......................    9.51%         0.03%         (Since 3/18/98)
HW International Value VIP Portfolio..................    2.85          7.27          (Since 6/10/98)
Low Duration VIP Portfolio............................    7.21          5.12          (Since 3/18/98)
Total Return Bond VIP Portfolio.......................      --          8.82           (Since 2/3/00)



In advertising and sales literature, a Fund may compare its performance to that of various broad market indexes, including without limitation the Standard & Poor's 500 Composite Stock Price Index, the Morgan Stanley Capital International Europe, Australia, Far East Index, the Lehman Brothers Aggregate Bond Index and the Merrill Lynch 1-3 Year U.S. Treasury Note Index. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, a Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets,expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. A Fund may also make reference to awards that may be given to the Advisor. As with other performance data, performance comparisons should not be considered indicative of a Fund's relative performance for any future period.



A Fund may provide information designed to help investors understand how a Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of a Fund's performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.



               GENERAL INFORMATION ABOUT THE TRUST'S SHAREHOLDERS



REDEMPTION IN KIND



If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly in cash, a Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.



PRINCIPAL HOLDERS



As of February 21, 2001, the following shareholders owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Mercury HW Large Cap Value VIP Portfolio:



      Mercury Advisors, 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400 -- 90.6%.



      American General Life Insurance Company, Separate Account D, P.O. Box 1591, Houston, TX 77251-1591 -- 9.4%.



As of February 21, 2001, the following shareholders owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Mercury HW International Value VIP Portfolio:



      Merrill Lynch Life Variable Annuity Separate Account A, Bldg 3, 4th Floor, 4804 Deer Lake Drive E, Jacksonville, FL 32246-6484 -- 92.6%.



     ML of New York Variable Life Separate Account, Bldg 3, 4th Floor, 4804 Deer Lake Drive E, Jacksonville, FL 32246-6484 -- 7.2%.

As of February 21, 2001, the following shareholders owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Mercury Low Duration VIP Portfolio:



      Mercury Advisors, 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400 -- 76.4%.



      AIG Life Insurance Company, 1 Alico Plaza, Wilmington, DE
      19801-3708 -- 20.6%.



As of February 21, 2001, the following shareholders owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Mercury Total Return Bond VIP Portfolio:



      Mercury Advisors, 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400 -- 59.8%.



      AIG Life Insurance Company, 1 Alico Plaza, Wilmington, DE
      19801-3708 -- 40.2%.

                       APPENDIX -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate alternate liquidity is maintained.

MUNICIPAL BOND RATINGS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities, but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS:

"AAA" -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

Obligations rated BB and B are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

FITCH INVESTORS SERVICE, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA" -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

"BB" -- "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" -- "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

PLUS (+) MINUS (-) -- Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to short-term ratings other than "F1."

SHORT-TERM DEBT RATINGS:

"F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS CREDIT RATING CO.

BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA" -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA-" -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A-" -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB-" -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB-" -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B-" -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

"D-1+" -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1-" -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.


                  (a)      (1)      Declaration of Trust(1)
                           (2)      Amended Certificate of Designation(5)
                  (b)      By-Laws*
                  (d)      (1)      Amended and Restated Investment Advisory
                                    Agreement relating to the Mercury HW Large
                                    Cap Value VIP Portfolio(5)
                           (2)      Amended and Restated Investment Advisory
                                    Agreement relating to the Mercury
                                    HW International Value VIP Portfolio(5)
                           (3)      Amended and Restated Investment Advisory
                                    Agreement relating to the Mercury Low
                                    Duration VIP Portfolio(5)
                           (4)      Amended and Restated Investment Advisory
                                    Agreement relating to the Mercury Total
                                    Return Bond VIP Portfolio(5)
                           (5)      Amended and Restated Sub-advisory Agreement
                                    relating to the Mercury HW International
                                    Value VIP Portfolio(5)
                  (e)      Distribution Agreement(3)
                  (g)           Custodian Agreement with Brown Brothers Harriman
                                & Co.(5)
                  (h)      (1)  Administrative Services Agreement with State
                                Street Bank and Trust Company*
                           (2) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement with Financial Data Services, Inc.*
                           (3)  Expense Cap Agreement(4)
                           (4) Participation Agreement with Merrill Lynch Life Insurance Company(4)
                           (5) Participation Agreement with American General Life Insurance Company(4)
                           (6) Participation Agreement with ML Life Insurance Company of New York(4)
                           (7) Participation Agreement with The United States Life Insurance Company(4)
                           (8) Participation Agreement with Security First Life Insurance Company(4)
                           (9)  Amendment to Expense Cap Agreement(6)
                           (10) Amended and Restated Credit Agreement(8)
                           (11) Participation Agreement with AIG Life Insurance
                                Company(6)
                           (12) Participation Agreement with American
                                International Life Assurance Company of NY(6)
                           (13) Participation Agreement with Hartford Life and
                                Annuity Insurance Company(6)
                           (14) License Agreement Related to the Mercury Name*
                  (i)      (1)  Opinion and Consent of Counsel(3)
                           (2)  Consent of Counsel*
                  (j)     Consent of Independent Accountants*
                  (l)     Subscription Agreement(3)
                  (p)     Amended Code of Ethics(7)

----------
*        Filed herewith.
(1) Incorporated by reference to the Registration Statement on Form N-1A filed on April 1, 1997 (File No. 333-24349).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 21, 1997 (File No. 333-24349).
(3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 28, 1998 (File No. 333-24349).
(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on February 25, 1999 (File No. 333-24349).

(5) Incorporated by reference to the Registration Statement on Form N-14 filed on February 2, 2001 (File No. 333-54884).
(6) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on April 7, 2000 (File No. 333-24349).
(7) Incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 30 to the Registration Statement of Mercury HW Funds filed on August 1, 2000 (File No. 2-96219).
(8) Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule to of Merrill Lynch Senior Floating Rate Fund, Inc. filed on December 14, 2000 (File No. 333-15973).


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


         See "General Information -- Principal Holders" in the Statement of Additional Information.

ITEM 25.  INDEMNIFICATION.

         Section 12 of Article SEVENTH of Registrant's Declaration of Trust, states as follows:

         (c) As used in this paragraph the following terms shall have the meanings set forth below:

                           (i) the term "indemnitee" shall mean any present or
                  former Trustee, officer or employer of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment advisor, sub-advisor or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                           (ii) the term "covered proceeding" shall mean any
                  threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                           (iii) the term "disabling conduct" shall mean willful
                  misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                           (iv) the term "covered expenses" shall mean expenses
                  (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                           (v) the term "adjudication of liability" shall mean,
                  as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                  (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

                  (e) Except as set forth in (d) above, the Trust shall indemnify an indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither "interested persons," as defined in the 1940 Act, nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.

                  (f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as, opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding.

                  (g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


      Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Fund Asset Management Master Trust, Financial Institutions Series Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Bond Fund, Inc., Merrill Lynch Investment Managers Funds, Inc., Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, The Asset Program, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

      Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the investment adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Utilities & Telecommunications Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Index Funds, Inc., The Asset Program, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

      The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Fund Asset Management Master Trust, Mercury HW Funds and Merrill Lynch Investment Managers Funds, Inc. is 725 South Figueroa Street, Suite 4000, Los Angeles, California, 90017-5400, and the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLIM, Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

         Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of substantially all of the investment companies described in the first two paragraphs of this Item 26 and Messrs.
Doll and Giordano are directors or officers of one or more of such companies.

                           POSITION WITH THE         OTHER SUBSTANTIAL BUSINESS, PROFESSION,
NAME                      INVESTMENT ADVISER                 VOCATION OR EMPLOYMENT
----                      ------------------    -------------------------------------------------
ML & Co ................   Limited Partner      Financial Services Holding Company; Limited
                                                   Partner of FAM

Princeton Services......   General Partner      General Partner of MLIM

Jeffrey M. Peek ........   President            President of MLIM; President and director of
                                                   Princeton Services; Executive Vice President
                                                   of ML & Co.; Managing Director and Co-Head
                                                   of the Investment Banking division of
                                                   Merrill Lynch until 1999; Senior Vice
                                                   President and Director of the Global
                                                   Securities and Economics Division of Merrill
                                                   Lynch from 1995 to 1997.

Terry K. Glenn .........   Executive Vice       Executive Vice President of MLIM; Executive
                           President               Vice President and Director of Princeton
                                                   Services; President and
                                                   Director of FAM Distributors, Inc. ("FAMD");
                                                   Director of Financial Data Services,
                                                   Inc.; President of Princeton
                                                   Administrators, L.P.

Greg A. Bundy ..........   Chief Operating      Chief Operating Officer and Managing Director
                           Officer and             of MLIM; Chief Operating Officer and Managing
                           Managing                Director of Princeton Services; Co-CEO of Merrill
                           Director                Lynch Australia from 1997 to 1999

Donald C. Burke ........   Senior Vice          Senior Vice President, Treasurer and Director of
                           President               Taxation of MLIM; Senior Vice President and
                                                   Treasurer of Princeton Services; Vice President of
                                                   FAMD; First Vice President of MLIM from 1997 to
                                                   1999; Vice President of MLIM from 1990 to 1997;

Michael G. Clark ......    Senior Vice          Senior Vice President of MLIM; Senior Vice
                           President               President of Princeton Services;
                                                   Director and Treasurer of FAMD

Robert C. Doll .........   Senior               Senior Vice President of MLIM; Senior Vice President
                           Vice President          of Princeton Services; Chief Investment Officer of
                                                   Oppenheimer Funds, Inc. in 1999 and Executive Vice
                                                   President thereof from 1991 to 1999.

Vincent R. Giordano ....   Senior Vice          Senior Vice President of MLIM; Senior Vice
                           President               President of Princeton Services

Michael J. Hennewinkel .   Senior Vice          Senior Vice President, General Counsel and
                           President,              Secretary of MLIM; Senior Vice
                           Secretary and           President of Princeton Services
                           General Counsel

Philip L. Kirstein .....   Senior Vice          Senior Vice President of MLIM; Senior Vice
                           President               President, General Counsel, Director and
                                                   Secretary of Princeton Services

Debra W. Landsman-Yaros    Senior Vice          Senior Vice President of MLIM; Senior Vice
                           President               President of Princeton Services; Vice
                                                   President of Princeton Funds Distributor, Inc.

Stephen M. Miller ......   Senior Vice          Executive Vice President of Princeton
                           President               Administrators; Senior Vice President
                                                   of Princeton Services

Brian A. Murdock .......   Senior Vice          Senior Vice President of MLIM; Senior Vice
                           President               President of Princeton Services

Gregory D. Upah ........   Senior Vice          Senior Vice President of MLIM; Senior Vice
                           President               President of Princeton Services


      Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies; The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Master Internet Strategies Trust, Mercury Global Holdings, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Trust Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Municipal Fund Accumulation Program, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

      Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

                                                                           Other Substantial Business,
            Name              Position with MLAM U.K.                  Profession, Vocation or Employment
     Terry K.Glenn                     Director                     Executive Vice President of FAM and MLIM;
                                       and Chairman                 Executive Vice President and Director of Princeton
                                                                    Services; President and Director of FAMD; President of
                                                                    Princeton Administrators

     Nicholas C.D. Hall                Director                     Director or Mercury Asset Management Ltd. and
                                                                    the Institutional Liquidity Fund PLC; First Vice
                                                                    President and General Counsel for Merrill Lynch Mercury
                                                                    Asset Management

     James T. Stratford                Alt                          Director of Mercury Asset Management Group
                                       Director                     Ltd.; Head of Compliance, Merrill Lynch Mercury Asset
                                                                    Management

     Donald C. Burke                   Treasurer                    Senior Vice President and Treasurer of MLIM and
                                                                    FAM; Director of Taxation of MLIM; Senior Vice President
                                                                    and Treasurer of Princeton Services; Vice President of
                                                                    FAMD; First Vice President of MLIM from 1997 to 1999

     Carol Ann Langham                 Company                      None
                                       Secretary

     Debra Anne Searle                 Assistant Company            None
                                       Secretary

Item 27.  Principal Underwriters.

      (a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

      (b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                Position(s) and Office(s)       Position(s) and Office(s)
     Name                            with Distributor                with Registrant
  Terry K. Glenn                President                       None

  Michael G. Clark              Vice President and Treasurer    None

  Thomas J Verage               Director                        None

  Robert W. Crook               Senior Vice President           None

  Michael J. Brady              Vice President                  None

  William M. Breen              Vice President                  None

  Donald C. Burke               Vice President                  Vice President and Treasurer

  James T. Fatseas              Vice President                  None

  Debra  W. Landsman-Yaros      Vice President                  None

  Michelle T. Lau               Vice President                  None

  William Wasel                 Vice President                  None

  Robert Harris                 Secretary                       None

         (c)     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant's custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant or the Registrant's investment adviser, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017, or 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or Registrant's transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, and all other records will be maintained by the Custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.


ITEM 29.  MANAGEMENT SERVICES.

         Not applicable.

ITEM 30.  UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on the 28th day of February, 2001.




                                    MERCURY HW VARIABLE TRUST



                                    By: /s/ Nancy D. Celick
                                        ------------------------------------
                                                   Nancy D. Celick
                                                      President

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                Signature                                  Title                              Date
                ---------                                  -----                              ----
   /s/ Nancy D. Celick                          Principal Executive Officer              February 28, 2001
------------------------------------
           Nancy D. Celick

   /s/ Donald C. Burke                        Principal Financial and Accounting         February 28, 2001
------------------------------------
          Donald C. Burke                                 Officer

   /s/ Robert L. Burch III                                Trustee                        February 28, 2001
------------------------------------
         Robert L. Burch III

   /s/ John A. G. Gavin                                   Trustee                        February 28, 2001
------------------------------------
       John A. G. Gavin

   /s/ Joe Grills                                         Trustee                        February 28, 2001
------------------------------------
             Joe Grills

   /s/ Nigel Hurst-Brown                                  Trustee                        February 28, 2001
------------------------------------
        Nigel Hurst-Brown

   /s/ Madeleine A. Kleiner                               Trustee                        February 28, 2001
------------------------------------
          Madeleine A. Kleiner

   /s/ Richard R. West                                    Trustee                        February 28, 2001
------------------------------------
          Richard R. West

                                 EXHIBIT INDEX

Exhibit No.     Exhibit
-----------     -------
a(1)            Declaration of Trust(1)


a(2)            Amended Certificate of Designation(5)

b               By-Laws*

d(1) Investment Advisory Agreement relating to the Mercury HW Large Cap Value VIP Portfolio(5)

d(2) Investment Advisory Agreement relating to the Mercury HW International Value VIP Portfolio(5)

d(3) Investment Advisory Agreement relating to the Mercury Low Duration VIP Portfolio(5)

d(4) Investment Advisory Agreement relating to the Mercury Total Return Bond VIP Portfolio(5)

d(5)            Sub-Advisory Agreement relating to the
                Mercury HW International Value VIP Portfolio(5)


e               Distribution Agreement(3)


g               Custodian Agreement with Brown Brothers Harriman & Co.(5)

h(1)            Administrative Services Agreement with State Street Bank and
                Trust Company*

h(2) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement*


h(3)            Expense Cap Agreement(4)
h(4)            Participation Agreement with Merrill Lynch
                Life Insurance Company(4)
h(5)            Participation Agreement with American General
                Life Insurance Company(4)
h(6)            Participation Agreement with ML Life Insurance
                Company of New York(4)
h(7)            Participation Agreement with The United States Life Insurance
                Company(4)
h(8)            Participation Agreement with Security First Life Insurance
                Company(4)

h(9)            Amendment to Expense Cap Agreement(6)

h(10)           Amended and Restated Credit Agreement(8)

h(11)           Participation Agreement with AIG Life Insurance Company(6)
h(12)           Participation Agreement with American International Life
                Assurance Company of NY(6)
h(13)           Participation Agreement with Hartford Life and Annuity Insurance
                Company(6)
 (14)           License Agreement Related to the Mercury Name*

i(1)            Opinion and Consent of Counsel(3)
 (2)            Consent of Counsel*

j               Consent of Independent Accountants*


l               Subscription Agreement(3)


p               Amended Code of Ethics(7)

-----------------------

*     Filed herewith.
(1) Incorporated by reference to the Registration Statement on Form N-1A filed on April 1, 1997 (File No. 333-24349).

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 21, 1997 (File No. 333-24349).

(3) Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 28, 1998. (File No. 333-24349).


(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on February 25, 1999 (File No. 333-24349).

(5) Incorporated by reference to the Registration Statement on Form N-14 filed on February 2, 2001 (File No. 333-54884).

(6) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on April 7, 2000 (File No. 333-24349).

(7) Incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 30 to the Registration Statement of Mercury HW Funds filed on August 1, 2000 (File No. 2-96219).

(8) Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. filed on December 14, 2000 (File No. 333-15973).